UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06377

BNY Mellon Municipal Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon AMT-Free Municipal Bond Fund

ANNUAL REPORT August 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through August 31, 2023, as provided by Daniel Rabasco and

Thomas Casey, portfolio managers of Insight North America LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon AMT-Free Municipal Bond Fund’s (the “fund”) Class A shares achieved a total return of 1.49%, Class C shares returned .64%, Class I shares returned 1.66%, Class Y shares returned 1.68% and Class Z shares returned 1.65%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Municipal Bond Index (the “Index”), produced a total return of 1.70%.2

Municipal bonds posted modest gains over the reporting period as concerns about inflation and interest-rate hikes by the Federal Reserve (the “Fed”) eased. The fund lagged the Index mainly due to its duration positioning.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by the sub-adviser. The fund may invest the remaining 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade (“high yield” or “junk” bonds), or the unrated equivalent as determined by the sub-adviser.

The fund’s portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Municipal Bonds Benefit from Easing Inflation, Favorable Technicals

Early in the reporting period, the municipal bond market experienced volatility driven by economic uncertainty, high inflation and geopolitical risk. While employment remained strong, the outcome of the Fed tightening policy was uncertain, with investors fearing that an economic slowdown was becoming more likely. Toward the end of the period, investors began to anticipate the end to the Fed’s rate hikes, resulting in some improvement in the market.

Inflation measures stayed near multidecade highs during the first part of the reporting period, and the Fed continued increasing the federal funds rate, raising it seven times between September 1, 2022, and August 31, 2023. Midway through the period, as pricing pressures began to moderate, the Fed began to reduce these increases, hiking by just 25 basis points in February, March, May and July 2023. By the end of the period, the federal funds target rate was 5.25%–5.50%, up from 3.00%–3.25% at the start of the period.

Despite the higher rates, the U.S. economy surprised investors by continuing to avoid a long-anticipated recession. The economy posted respectable gains in the third and fourth quarters of 2022, and growth continued in the first quarter of 2023, with the economy expanding by 2.0% followed by 2.1% in the second quarter.

As a result of higher-than-expected inflation early in the period and the Fed’s efforts to combat it, municipal bond mutual funds experienced significant outflows through much of the reporting period. The need for fund managers to meet redemptions only added to the downward momentum.

But the market began to rebound as inflation expectation abated, and as economic indicators suggested a slowing economy was on the horizon. Investors also began to anticipate the end to the Fed’s rate hiking cycle. For a time, the stalemate in Congress over the federal debt ceiling also gave investors pause as the outcome appeared uncertain. Also, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, buoyed the market.

Mutual fund investors have so far been reluctant to return to the market. It appears investors are wary of continued rate volatility as the Federal Reserve remains committed to lower inflation to its 2% target. Direct retail investors though continued to invest in municipal bonds, attracted by higher tax-exempt yields.

The impact of weak mutual fund demand has been offset in part by relatively manageable issuance. The need to issue new debt has been minimized somewhat by federal assistance offered in response to the pandemic. In addition, since municipal issuers use debt to fund capital projects, not operations, they have greater discretion about when they issue new debt, and high rates have made issuance less attractive. Finally, refundings have dropped off because the Tax Cut and Jobs Act of 2017 eliminated advance refunding, and today’s high rates make refunding less attractive.

In this environment, lower-quality credits have performed well, driven by excess yield and spread compression.

Long Duration Hampered Performance

The fund lagged the Index during the reporting period due largely to unfavorable duration positioning. The fund’s duration was long versus the Index, and this hindered returns as interest rates rose. The fund’s performance was also hampered by security selection in the hospital sector. The fund did not make use of derivatives during the period.

On a more positive note, performance was aided by the fund’s security selection. Selections were especially helpful in the general obligation sector, as well as in airports, housing, tobacco and transportation. Asset allocation also added somewhat to performance as overweight positions in tobacco and continuing care and retirement centers performed well.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Curve positioning was also beneficial, with holdings in the five-to-10 year part of the curve adding to relative returns.

A Positive Outlook

We believe the Fed is approaching the end its rate-hiking program, though an additional rate hike cannot be discounted and rates may stay high for longer than previously expected. This may provide an opportunity in longer-duration bonds as the end of the Fed’s rate-hiking approaches.

Also, the municipal bond market’s credit fundamentals remain strong, and the sell-off has made valuations attractive. Also, technical factors such as seasonal reinvestment may provide support to the market in the coming months. That is, while supply has been relatively manageable, we believe demand is likely to improve. We believe when mutual fund investors return, flows into municipal bond mutual funds will improve, providing additional support to the market.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Neither Class I, Class Y nor Class Z shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds involve increased credit and liquidity risks compared with investment-grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon AMT-Free Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon AMT-Free Municipal Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon AMT-Free Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon AMT-Free Municipal Bond Fund on 8/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/2023

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	-3.08%	.18%	2.15%
without sales charge	1.49%	1.10%	2.62%
Class C shares
with applicable redemption charge †	-.35%	.35%	1.86%
without redemption	.64%	.35%	1.86%
Class I shares	1.66%	1.34%	2.88%
Class Y shares	1.68%	1.37%	2.94%
Class Z shares	1.65%	1.32%	2.85%
Bloomberg U.S. Municipal Bond Index	1.70%	1.52%	2.81%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon AMT-Free Municipal Bond Fund from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.55	$7.29	$2.23	$2.23	$2.33
Ending value (after expenses)	$1,012.50	$1,008.60	$1,013.00	$1,013.90	$1,013.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.57	$7.32	$2.24	$2.24	$2.35
Ending value (after expenses)	$1,021.68	$1,017.95	$1,022.99	$1,022.99	$1,022.89
†

Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.44% for Class C, .44% for Class I, .44% for Class Y and .46% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .2%
Collateralized Municipal-Backed Securities - .2%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $3,066,798)	3.63	5/20/2033	2,794,120		2,547,893

Long-Term Municipal Investments - 98.7%
Alabama - 3.4%
Auburn University, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2036	1,000,000		996,929
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2043	3,555,000		3,625,596
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	1,500,000	[a]	1,487,989
Black Belt Energy Gas District, Revenue Bonds (Project No. 5) Ser. A1	4.00	10/1/2026	4,250,000	[a]	4,198,312
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/2032	2,665,000		2,766,768
Jefferson County, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.60	10/1/2042	14,000,000	[b]	14,646,477
Selma Industrial Development Board, Revenue Bonds, Refunding (International Paper Co.)	2.00	10/1/2024	1,875,000	[a]	1,834,848
Southeast Energy Authority, A Cooperative District, Revenue Bonds (Project No. 2) Ser. B	4.00	12/1/2031	1,000,000	[a]	953,532
The Lower Alabama Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2025	5,000,000	[a]	4,933,282
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2037	3,595,000		3,577,970
				39,021,703
Arizona - 2.2%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2051	10,000,000		8,490,022
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2048	2,085,000		1,968,044

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Arizona - 2.2% (continued)
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	2,415,000		2,238,922
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	1,750,000	[c]	1,757,066
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. A	5.00	1/1/2041	2,500,000		2,563,449
Phoenix Civic Improvement Corp., Revenue Bonds	4.00	7/1/2044	4,000,000		3,818,412
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (Downtown Phoenix Student Housing) Ser. A	5.00	7/1/2037	1,000,000		1,014,468
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2037	615,000		665,853
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2038	3,000,000		3,224,541
				25,740,777
Arkansas - .3%
Arkansas Development Finance Authority, Revenue Bonds (Green Bond) (U.S. Steel Corp.)	5.70	5/1/2053	3,100,000		3,113,083
California - 3.3%
California, GO, Refunding	5.25	9/1/2047	2,500,000		2,772,390
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	4.00	10/1/2036	5,000,000		4,959,555
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health Obligated Group) Ser. B	5.00	11/15/2046	2,810,000		2,874,008
California Housing Finance Agency, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	2,892,381		2,661,161
California Housing Finance Agency, Revenue Bonds, Ser. A	3.25	8/20/2036	1,946,453		1,737,315
California Municipal Finance Authority, Revenue Bonds (Green Bond) (Insured; Build America Mutual)	5.00	5/15/2026	350,000		361,772

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
California - 3.3% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[c]	1,008,741
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2051	6,000,000		6,233,525
Los Angeles Department of Airports, Revenue Bonds (Green Bond)	5.25	5/15/2047	5,000,000		5,269,290
Sacramento North Natomas Community Facilities District No. 4, Special Tax Bonds, Refunding, Ser. E	5.00	9/1/2030	1,000,000		1,006,136
San Francisco City & County Ineternational Airport, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2039	2,000,000		2,005,500
San Francisco City & County Public Utilities Commission Power, Revenue Bonds, Refunding, Ser. B	4.00	11/1/2051	2,780,000		2,689,663
San Jose Evergreen Community College District, GO, Ser. C	4.00	9/1/2045	2,600,000		2,571,606
South San Francisco Unified School District, GO	4.00	9/1/2052	2,195,000		2,111,955
				38,262,617
Colorado - 2.8%
Colorado Health Facilities Authority, Revenue Bonds (Children's Hospital Colorado Obligated Group) Ser. A	5.00	12/1/2041	1,500,000		1,512,815
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities & Services Obligated Group)	5.00	12/1/2043	6,885,000		6,642,013
Colorado Health Facilities Authority, Revenue Bonds, Refunding	5.00	11/19/2026	510,000	[d,e]	539,581
Colorado Health Facilities Authority, Revenue Bonds, Refunding	5.00	11/19/2026	5,025,000	[a]	5,243,900
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2044	3,000,000		3,064,332
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2036	2,525,000		2,540,279
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2043	4,000,000		4,142,093

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Colorado - 2.8% (continued)
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2024	4,620,000		4,679,811
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,500,000		1,530,546
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2034	2,000,000		2,025,723
				31,921,093
Connecticut - 11.3%
Connecticut, GO, Ser. 2021 A	5.00	1/15/2041	2,050,000		2,207,884
Connecticut, GO, Ser. C	5.00	6/15/2038	1,000,000		1,053,312
Connecticut, GO, Ser. F	5.00	11/15/2042	2,000,000		2,176,989
Connecticut, Revenue Bonds, Ser. A	4.00	5/1/2037	2,500,000		2,533,242
Connecticut, Revenue Bonds, Ser. A	4.00	5/1/2036	1,000,000		1,023,072
Connecticut, Revenue Bonds, Ser. A	4.00	9/1/2035	5,000,000		5,039,790
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2038	1,000,000		1,080,980
Connecticut Bradley International Airport, Revenue Bonds, Ser. A	5.00	7/1/2049	2,500,000		2,406,253
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Church Home of Hartford Project) Ser. A	5.00	9/1/2053	1,500,000	[c]	1,167,370
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Church Home of Hartford Project) Ser. A	5.00	9/1/2046	1,000,000	[c]	809,027
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Covenant Home Inc.) Ser. B	5.00	12/1/2040	4,020,000		3,881,123
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Fairfield University) Ser. Q1	5.00	7/1/2046	1,000,000		1,013,884
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Fairfield University) Ser. U	4.00	7/1/2052	2,000,000		1,704,509
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Hartford HealthCare Obligated Group)	5.00	7/1/2045	2,500,000		2,509,312
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Hartford HealthCare Obligated Group) Ser. E	5.00	7/1/2027	2,265,000		2,284,995

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Connecticut - 11.3% (continued)
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Hartford HealthCare Project) Ser. A	4.00	7/1/2046	945,000	861,793
Connecticut Health & Educational Facilities Authority, Revenue Bonds (The Greenwich Academy) Ser. G	4.00	3/1/2041	1,170,000	1,081,801
Connecticut Health & Educational Facilities Authority, Revenue Bonds (The Hartford University) Ser. P	5.38	7/1/2052	1,000,000	902,086
Connecticut Health & Educational Facilities Authority, Revenue Bonds (The Stamford Hospital Obligated Group) Ser. K	4.00	7/1/2046	2,270,000	1,981,731
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Connecticut College) Ser. L1	4.00	7/1/2046	2,000,000	1,784,552
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Nuvance Health Obligated Group) Ser. A	4.00	7/1/2041	2,250,000	1,962,788
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Quinnipiac University) Ser. L	5.00	7/1/2045	3,000,000	3,025,762
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Quinnipiac University) Ser. L	5.00	7/1/2036	5,000,000	5,092,921
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Quinnipiac University) Ser. M	5.00	7/1/2036	200,000	205,599
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Sacred Heart University) Ser. I1	5.00	7/1/2042	2,000,000	2,037,458
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Choate Rosemary Hall Foundation) Ser. F	4.00	7/1/2042	1,110,000	1,071,474
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Greenwich Academy) (Insured; Assured Guaranty Municipal Corp.) Ser. E	5.25	3/1/2032	6,880,000	7,688,282

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Connecticut - 11.3% (continued)
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2029	500,000	503,481
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2030	865,000	871,107
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Trustees of Trinity College) Ser. R	4.00	6/1/2045	2,300,000	2,074,117
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The University of Hartford)	5.00	7/1/2034	425,000	421,120
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group)	5.00	12/1/2045	7,500,000	7,575,368
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (University of New Haven)	5.00	7/1/2036	1,000,000	998,531
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale New Haven Health Obligated Group) Ser. E	5.00	7/1/2027	3,960,000	3,997,200
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. S	4.00	6/1/2046	2,250,000	2,021,846
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Ser. A	4.00	7/1/2040	500,000	466,135
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Ser. A	5.00	7/1/2027	750,000	787,916
Connecticut Higher Education Supplement Loan Authority, Revenue Bonds, Ser. B	3.25	11/15/2036	1,350,000	1,162,992
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	1,455,000	1,445,105
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. C1	3.25	5/15/2044	3,670,000	3,543,900

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Connecticut - 11.3% (continued)
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. C1	4.00	11/15/2047	1,700,000		1,685,284
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. D1	3.00	5/15/2051	2,980,000		2,848,089
Greater New Haven Water Pollution Control Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.00	8/15/2035	25,000		25,010
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	4,000,000	[c]	4,008,062
New Haven, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2039	3,000,000		3,158,761
New Haven, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	8/15/2027	750,000		771,148
New Haven, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	8/15/2026	610,000		626,147
New Haven, GO, Ser. A	5.25	8/1/2027	1,740,000		1,838,945
Norwalk, GO, Ser. A	3.00	7/15/2037	1,070,000		934,154
South Central Connecticut Regional Water Authority, Revenue Bonds, Refunding, Ser. B	5.00	8/1/2037	3,430,000		3,548,259
South Central Connecticut Regional Water Authority, Revenue Bonds, Refunding, Ser. B	5.00	8/1/2038	3,500,000		3,607,705
South Central Connecticut Regional Water Authority, Revenue Bonds, Refunding, Ser. B1	5.00	8/1/2041	2,445,000		2,576,963
The Metropolitan District, GO, Refunding, Ser. A	4.00	9/1/2039	4,000,000		3,971,883
The Metropolitan District, GO, Ser. A	4.00	7/15/2035	1,275,000		1,298,610
University of Connecticut, Revenue Bonds, Ser. A	5.25	11/15/2047	4,000,000		4,206,895
Waterbury, GO, Ser. A	4.00	2/1/2039	2,200,000		2,173,389
Waterbury, GO, Ser. A	4.00	2/1/2045	5,750,000		5,385,313
Waterbury, GO, Ser. A	5.00	11/15/2038	2,500,000		2,616,283
				129,737,707
District of Columbia - .5%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. A	5.00	10/1/2037	2,000,000		2,085,956

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
District of Columbia - .5% (continued)
Washington Metropolitan Area Transit Authority Dedicated, Revenue Bonds (Green Bond) Ser. A	4.00	7/15/2039	3,500,000	3,501,748
				5,587,704
Florida - 4.4%
Central Florida Expressway Authority, Revenue Bonds, Refunding	5.00	7/1/2042	1,000,000	1,033,637
Escambia County, Revenue Bonds	5.00	10/1/2046	2,500,000	2,590,550
Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2035	1,500,000	1,539,074
Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2028	1,250,000	1,286,552
Florida Housing Finance Corp., Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. 2	3.00	7/1/2051	1,635,000	1,571,400
Florida Municipal Power Agency, Revenue Bonds, Ser. A	3.00	10/1/2032	1,360,000	1,258,838
Gainesville Utilities System, Revenue Bonds, Ser. A	5.00	10/1/2037	2,000,000	2,100,224
Hillsborough County Aviation Authority, Revenue Bonds (Tampa International Airport)	5.00	10/1/2034	2,110,000	2,288,319
Hillsborough County Aviation Authority, Revenue Bonds (Tampa International Airport) Ser. A	5.00	10/1/2044	3,500,000	3,509,902
Jacksonville, Revenue Bonds, Refunding (Brooks Rehabilitation Project)	4.00	11/1/2045	3,000,000	2,564,119
JEA Electric System, Revenue Bonds, Refunding, Ser. 3A	4.00	10/1/2037	2,850,000	2,719,946
JEA Water & Sewer System, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2039	1,500,000	1,488,249
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2035	1,500,000	1,506,884
Miami Beach Stormwater, Revenue Bonds, Refunding	5.00	9/1/2047	4,500,000	4,497,963
Mid-Bay Bridge Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2040	1,500,000	1,504,986

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Florida - 4.4% (continued)
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	7,455,000		6,660,605
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	5.00	8/15/2037	1,000,000		1,036,829
Polk County Utility System, Revenue Bonds, Refunding	4.00	10/1/2043	2,700,000		2,609,880
Sunshine Skyway Bridge, Revenue Bonds, Ser. A	4.00	7/1/2034	5,650,000		5,791,679
Tampa, Revenue Bonds (BayCare Obligated Group) Ser. A	5.00	11/15/2046	3,500,000		3,539,453
				51,099,089
Georgia - 3.5%
Atlanta Water & Wastewater, Revenue Bonds, Refunding	5.00	11/1/2041	1,100,000		1,148,171
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2034	2,800,000		2,918,565
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2036	1,000,000		1,033,730
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2038	1,100,000		1,137,261
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2055	2,000,000		2,075,271
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	3,000,000		3,066,891
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	6/1/2030	5,000,000	[a]	5,128,868
Main Street Natural Gas, Revenue Bonds, Ser. B, (1 Month TSFR +0.75%)	4.39	9/1/2023	5,250,000	[a,f]	5,250,000
Main Street Natural Gas, Revenue Bonds, Ser. B	5.00	6/1/2029	2,000,000	[a]	2,046,130
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	8,000,000	[a]	7,893,302
Main Street Natural Gas, Revenue Bonds, Ser. C	5.00	9/1/2030	4,250,000	[a]	4,414,382
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,750,000		1,780,339

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Georgia - 3.5% (continued)
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. A	1.50	2/3/2025	2,000,000	[a]	1,899,749
				39,792,659
Hawaii - .1%
Honolulu City & County, GO, Ser. C	4.00	7/1/2039	1,000,000		989,811
Illinois - 5.7%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2029	2,000,000		2,095,557
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000		1,570,603
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,500,000		1,516,863
Chicago II Waterworks, Revenue Bonds	5.00	11/1/2028	1,000,000		1,032,162
Chicago II Waterworks, Revenue Bonds (2nd Lien Project)	5.00	11/1/2028	1,455,000		1,475,886
Chicago II Waterworks, Revenue Bonds, Refunding	5.00	11/1/2025	2,940,000		3,022,359
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2034	7,300,000		7,407,429
Chicago O'Hare International Airport, Revenue Bonds, Ser. A	5.50	1/1/2055	2,000,000		2,101,927
Chicago Park District, GO, Refunding, Ser. A	5.00	1/1/2045	4,000,000		4,156,700
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2036	5,000,000		5,203,275
Cook County II, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2040	2,500,000		2,424,680
Illinois Finance Authority, Revenue Bonds	5.00	10/1/2049	1,250,000		1,260,494
Illinois Finance Authority, Revenue Bonds (Green Bond)	4.00	7/1/2038	4,500,000		4,469,678
Illinois Finance Authority, Revenue Bonds, Refunding (Advocate Health Care Project)	4.00	11/1/2030	1,000,000		1,001,382
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. A	5.00	11/15/2045	1,500,000		1,500,156
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B2	5.00	11/15/2026	2,000,000	[a]	2,060,015

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Illinois - 5.7% (continued)
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2034	3,000,000	3,050,010
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	4.00	4/1/2050	4,770,000	4,426,438
Illinois Housing Development Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	4/1/2051	4,235,000	4,059,563
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2036	1,500,000	1,534,640
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	4.00	4/1/2035	600,000	601,076
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. A	4.00	1/1/2040	6,175,000	5,960,700
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	1,500,000	1,430,725
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2033	1,500,000	1,674,541
				65,036,859
Indiana - 1.3%
Ball University, Revenue Bonds, Refunding, Ser. S	4.00	7/1/2035	1,200,000	1,210,567
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group)	5.00	11/15/2036	3,890,000	3,974,213
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,765,000	3,860,265
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds	4.13	2/1/2052	2,640,000	2,530,867
Richmond Hospital Authority, Revenue Bonds, Refunding (Reid Hospital & Health Care Services Obligated Group) Ser. A	5.00	1/1/2035	3,400,000	3,440,941
				15,016,853
Iowa - 1.0%
Iowa Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	1/1/2047	4,015,000	3,841,309

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Iowa - 1.0% (continued)
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	2,500,000		2,474,113
Iowa Student Loan Liquidity Corp., Revenue Bonds, Ser. B	5.00	12/1/2032	1,000,000		1,070,683
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	1,625,000		1,584,075
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	2,000,000	[a]	2,019,490
				10,989,670
Kentucky - 1.2%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	1,660,000		1,653,585
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	2,500,000	[a]	2,478,673
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	8,070,000	[a]	7,932,286
Louisville & Jefferson County Metropolitan Government, Revenue Bonds (Norton Healthcare Inc.) Ser. D	5.00	10/1/2029	1,970,000	[a]	2,076,102
				14,140,646
Louisiana - 2.0%
Lafayette Utilities, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/2044	1,500,000		1,567,576
Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Obligated Group) Ser. A	5.00	7/1/2047	4,250,000		4,277,123
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Ochsner Clinic Foundation Obligated Group) Ser. B	5.00	5/15/2025	5,400,000	[a]	5,483,748
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	3,500,000		3,548,930
New Orleans Aviation Board, Revenue Bonds (Parking Facilities Corp.) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2048	2,375,000		2,436,764

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Louisiana - 2.0% (continued)
New Orleans Aviation Board, Revenue Bonds, Refunding (Consolidated Rental Car Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2038	1,500,000		1,551,387
New Orleans Aviation Board, Revenue Bonds, Ser. A	5.00	1/1/2045	3,250,000		3,266,051
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.20	7/1/2026	1,000,000	[a]	942,179
				23,073,758
Maryland - .9%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2052	4,000,000		4,017,184
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2055	1,075,000		1,077,897
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (MedStar Health Obligated Group)	5.00	8/15/2038	1,000,000		1,011,608
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B2	5.00	7/1/2027	4,000,000	[a]	4,177,996
				10,284,685
Massachusetts - 6.3%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2039	1,000,000		963,558
Massachusetts, GO, Ser. A	5.00	4/1/2047	3,250,000		3,350,845
Massachusetts, GO, Ser. C	3.00	3/1/2047	1,350,000		1,043,264
Massachusetts, GO, Ser. C	5.25	10/1/2052	2,000,000		2,174,689
Massachusetts College Building Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	5/1/2026	4,385,000	[g]	3,995,761
Massachusetts Development Finance Agency, Revenue Bonds (Baystate Medical Center Obligated Group) Ser. N	5.00	7/1/2034	1,475,000		1,486,425
Massachusetts Development Finance Agency, Revenue Bonds (Boston University) Ser. BB1	4.00	10/1/2046	2,000,000		1,888,639

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Massachusetts - 6.3% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Caregroup) Ser. J1	5.00	7/1/2043	1,295,000		1,322,076
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	1,000,000		1,021,456
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2046	2,000,000		2,031,552
Massachusetts Development Finance Agency, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. C	4.00	11/1/2046	2,265,000		2,012,388
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds Inc.)	5.13	11/15/2046	1,500,000	[c]	1,506,128
Massachusetts Development Finance Agency, Revenue Bonds (North Hill Communities Obligated Group) Ser. A	6.50	11/15/2023	400,000	[c,e]	402,180
Massachusetts Development Finance Agency, Revenue Bonds (Seven Hills Foundation & Affiliates Obligated Group) Ser. A	5.00	9/1/2045	1,500,000		1,472,518
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University Project)	4.00	7/1/2046	500,000		418,988
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Beth Israel Lahey Health Obligated Group)	5.00	7/1/2032	500,000		535,536
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston College) Ser. T	5.00	7/1/2042	1,000,000		1,040,046
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group)	4.38	7/1/2052	1,750,000		1,599,385
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2037	1,000,000		1,013,210
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. H1	5.00	7/1/2033	500,000		513,348

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Massachusetts - 6.3% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. I	5.00	7/1/2037	1,500,000		1,534,717
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (College of the Holy Cross) Ser. A	5.00	9/1/2041	800,000		824,769
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Lasell University)	4.00	7/1/2050	1,000,000		762,778
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,500,000	[c]	1,292,922
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2047	1,000,000	[c]	889,738
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Orchard Cove Obligated Group)	5.00	10/1/2049	700,000		647,247
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	5.00	7/1/2047	1,500,000		1,521,830
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Salem Community Corp. Obligated Group)	5.25	1/1/2050	1,000,000		854,444
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2041	1,000,000		1,003,628
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2036	450,000		462,198
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000		1,024,999
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	755,000		770,334
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University) Ser. A	4.00	7/1/2045	1,250,000		1,054,756

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Massachusetts - 6.3% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2037	1,000,000	1,054,914
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group)	5.00	7/1/2031	1,000,000	1,037,398
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group)	5.00	7/1/2046	1,000,000	972,996
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2040	1,000,000	1,029,138
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. F	5.00	8/15/2040	2,000,000	2,026,330
Massachusetts Educational Financing Authority, Revenue Bonds	5.00	7/1/2026	1,125,000	1,152,664
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. I	5.00	1/1/2025	1,500,000	1,519,499
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 220	3.00	12/1/2050	1,670,000	1,603,371
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 218	3.00	12/1/2050	1,185,000	1,138,935
Massachusetts Municipal Wholesale Electric Co., Revenue Bonds (Project 2015-A) Ser. A	4.00	7/1/2051	1,000,000	939,870
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	1,055,000	1,103,420
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2042	1,000,000	1,020,487
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2046	2,500,000	2,295,833
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2040	1,215,000	1,277,708
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2044	2,000,000	2,058,563
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2045	1,000,000	1,006,754
Massachusetts Port Authority, Revenue Bonds, Ser. E	5.00	7/1/2040	1,000,000	1,051,611

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Massachusetts - 6.3% (continued)
Massachusetts Transportation Fund, Revenue Bonds	5.00	6/1/2049	1,265,000		1,323,486
Massachusetts Transportation Fund, Revenue Bonds	5.00	6/1/2050	1,000,000		1,058,997
Massachusetts Transportation Fund, Revenue Bonds, Ser. A	5.00	6/1/2041	1,500,000		1,544,809
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2046	2,505,000		2,396,409
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	5.00	11/1/2050	1,220,000		1,288,379
				72,337,923
Michigan - 4.0%
Great Lakes Water Authority, Revenue Bonds, Ser. B	5.00	7/1/2046	9,995,000		10,070,501
Karegnondi Water Authority, Revenue Bonds, Refunding	5.00	11/1/2041	2,620,000		2,673,104
Lansing Board of Water & Light, Revenue Bonds, Ser. B	2.00	7/1/2026	3,000,000	[a]	2,806,579
Michigan Building Authority, Revenue Bonds, Refunding, Ser. I	5.00	10/15/2045	5,000,000		5,093,043
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D1	5.00	7/1/2035	1,520,000		1,534,466
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Group) Ser. A	5.00	12/1/2042	1,000,000		1,021,397
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Group) Ser. MI1	5.00	12/1/2048	5,000,000		5,076,908
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D1	5.00	7/1/2035	1,190,000		1,213,068
Michigan Trunk Line, Revenue Bonds	4.00	11/15/2046	7,180,000		6,836,957
Pontiac School District, GO (Insured; Qualified School Board Loan Fund)	4.00	5/1/2045	2,440,000		2,285,063
Wayne County Airport Authority, Revenue Bonds (Detroit Metropolitan Wayne County Airport)	5.00	12/1/2038	5,000,000		5,227,894

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Michigan - 4.0% (continued)
Wayne County Airport Authority, Revenue Bonds, Ser. D	5.00	12/1/2029	1,700,000	1,751,427
				45,590,407
Minnesota - .2%
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. E	3.50	7/1/2050	2,285,000	2,224,635
Mississippi - .3%
Mississippi Home Corp., Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. A	3.75	6/1/2049	3,075,000	3,017,579
Missouri - .3%
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth Obligated Group) Ser. A	5.00	11/15/2030	3,000,000	3,066,123
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Lukes Health System Obligated Group) Ser. A	5.00	11/15/2043	1,000,000	1,019,560
				4,085,683
Multi-State - .2%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,335,000	[c] 2,043,266
Nebraska - .9%
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2038	3,655,000	3,745,520
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2037	5,050,000	5,187,278
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2030	1,380,000	1,399,182
				10,331,980
Nevada - .6%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2037	1,700,000	1,697,035
Clark County School District, GO, Ser. A	5.00	6/15/2039	2,500,000	2,721,110
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project)	5.00	6/1/2048	2,000,000	2,033,541
				6,451,686

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Hampshire - .3%
New Hampshire Business Finance Authority, Revenue Bonds (University of Nevada Reno Project) (Insured; Build America Mutual) Ser. A	5.00	12/1/2038	665,000	706,848
New Hampshire Business Finance Authority, Revenue Bonds (University of Nevada Reno Project) (Insured; Build America Mutual) Ser. A	5.25	12/1/2039	790,000	851,109
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Covanta Project) Ser. B	4.63	11/1/2042	2,000,000	[c] 1,719,832
				3,277,789
New Jersey - 3.5%
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.25	9/15/2029	4,070,000	4,081,570
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,625,000	1,671,143
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	5,000,000	4,647,842
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000	2,106,034
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	5,620,000	6,126,145
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	4.25	6/15/2044	1,000,000	982,093
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB	5.00	6/15/2044	2,000,000	2,062,323
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	13,655,000	13,901,697
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2036	5,000,000	5,268,395
				40,847,242
New Mexico - .1%
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. C	3.00	1/1/2052	1,405,000	1,340,442

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New York - 6.9%
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2038	1,100,000		1,190,520
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	5,000,000		5,059,181
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligation, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		5,008,204
New York City, GO, Ser. C	4.00	8/1/2041	1,000,000		973,959
New York City, GO, Ser. D1	4.00	3/1/2041	2,000,000		1,948,794
New York City, GO, Ser. D1	4.00	3/1/2050	3,500,000		3,302,357
New York City Housing Development Corp., Revenue Bonds (Insured; Federal Housing Administration) Ser. F2	0.60	7/1/2025	980,000	[a]	909,291
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	1/1/2032	1,000,000		1,025,571
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2029	1,500,000		1,615,224
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2029	1,250,000		1,348,902
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. DD	4.13	6/15/2047	1,840,000		1,794,329
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2037	1,000,000		1,006,089
New York City Transitional Finance Authority, Revenue Bonds, Ser. D	4.00	11/1/2035	5,000,000		5,104,962
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	4,000,000	[c]	3,828,357
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	2,500,000		2,802,458

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New York - 6.9% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2028	10,000	[e]	10,954
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. E	4.00	3/15/2040	5,000,000		4,930,480
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2045	5,000,000		4,802,669
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. A1	4.00	3/15/2036	3,380,000		3,439,515
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2039	1,480,000		1,469,780
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	4.00	3/15/2042	4,250,000		4,140,340
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.00	1/1/2036	1,535,000		1,471,933
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	4,125,000		3,890,210
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2032	1,310,000		1,350,161
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2036	2,455,000		2,580,281
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	5.00	12/1/2035	1,750,000		1,870,093
Port Authority of New York & New Jersey, Revenue Bonds, Refunding	5.00	1/15/2052	3,000,000		3,116,287
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C	5.25	5/15/2052	2,500,000		2,695,517
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2042	5,000,000		5,206,728

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New York - 6.9% (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	1,000,000	1,047,475
				78,940,621
North Carolina - 1.3%
Charlotte Airport, Revenue Bonds, Ser. A	5.00	7/1/2042	3,000,000	3,091,250
Greater Asheville Regional Airport Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2029	1,160,000	1,233,623
North Carolina Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 45	3.00	7/1/2051	5,080,000	4,869,139
North Carolina Medical Care Commission, Revenue Bonds (Caromont Health Obligated Group) Ser. B	5.00	2/1/2026	2,250,000	[a] 2,330,935
North Carolina Medical Care Commission, Revenue Bonds (Twin Lakes Community) Ser. A	5.00	1/1/2044	2,000,000	1,899,501
North Carolina Turnpike Authority, BAN	5.00	2/1/2024	1,500,000	1,508,276
				14,932,724
North Dakota - .2%
University of North Dakota, COP (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/1/2051	2,500,000	2,243,537
Ohio - 1.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	8,000,000	7,089,195
Cleveland Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2031	1,000,000	1,020,954
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,000,000	1,976,759
Ohio, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2037	1,315,000	1,371,791
Ohio, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2036	1,045,000	1,099,494
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.75	9/1/2050	3,870,000	3,792,600

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Ohio - 1.4% (continued)
The Ohio University, Revenue Bonds, Refunding, Ser. D	5.00	12/1/2023	40,000		40,152
				16,390,945
Oklahoma - .4%
Oklahoma Water Resources Board, Revenue Bonds, Ser. B	4.00	10/1/2048	4,500,000		4,346,759
Oregon - .9%
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2038	1,750,000		1,854,289
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	5.00	8/15/2045	2,000,000		2,046,536
Port of Portland, Revenue Bonds, Refunding (Green Bond) Ser. 29	5.50	7/1/2053	6,250,000		6,679,706
				10,580,531
Pennsylvania - 11.8%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2031	2,000,000		2,092,416
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[c]	990,362
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2033	500,000	[c]	510,391
Allentown School District, GO (Insured; Build America Mutual) Ser. C	5.00	2/1/2037	1,600,000		1,701,847
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2030	2,300,000		2,466,143
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Highlands at Wyomissing Obligated Group)	5.00	5/15/2047	600,000		535,710
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Highlands at Wyomissing Obligated Group)	5.00	5/15/2042	500,000		461,108

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 11.8% (continued)
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Highlands at Wyomissing Obligated Group)	5.00	5/15/2025	500,000	[e]	522,374
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Highlands at Wyomissing Obligated Group)	5.00	5/15/2025	415,000	[e]	433,571
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2050	1,000,000		891,936
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2037	2,000,000		2,000,807
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	3,500,000		3,713,586
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2034	1,000,000		1,059,456
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	1,250,000		1,326,878
Cumberland County Municipal Authority, Revenue Bonds, Refunding (Diakon Lutheran Social Ministries Obligated Group)	5.00	1/1/2038	495,000		494,963
Cumberland County Municipal Authority, Revenue Bonds, Refunding (Diakon Lutheran Social Ministries Obligated Group)	5.00	1/1/2025	100,000	[e]	102,064
Delaware County Authority, Revenue Bonds (Villanova University)	5.00	8/1/2040	1,000,000		1,019,201
Delaware County Authority, Revenue Bonds, Refunding (Cabrini University)	5.00	7/1/2042	1,000,000		940,647
Dover Area School District, GO (Insured; Build America Mutual)	5.00	4/1/2036	800,000		853,097
Dover Area School District, GO (Insured; Build America Mutual)	5.00	4/1/2035	1,000,000		1,070,317
East Hempfield Township Industrial Development Authority, Revenue Bonds, Refunding (Willow Valley Communities Project)	5.00	12/1/2039	600,000		604,374
Franklin County Industrial Development Authority, Revenue Bonds (Menno-Haven Project)	5.00	12/1/2049	500,000		387,975

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 11.8% (continued)
Franklin County Industrial Development Authority, Revenue Bonds, Refunding (Menno-Haven Project)	5.00	12/1/2048	1,000,000		781,151
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	3,000,000	[a]	3,121,510
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	1,000,000	[a]	1,068,309
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group) Ser. A	5.00	6/1/2041	2,500,000		2,507,940
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Brethren Village Project)	5.13	7/1/2037	1,000,000		913,225
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Masonic Villages of the Grand Lodge of Pennsylvania)	5.00	11/1/2035	1,000,000		1,009,424
Lancaster County Hospital Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2046	9,185,000		9,274,302
Lancaster County Hospital Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2042	1,800,000		1,831,574
Lehigh County General Purpose Authority, Revenue Bonds (Lehigh Valley Academy Regional Charter School)	4.00	6/1/2052	1,000,000		792,129
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,750,000	[a]	1,572,435
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Philadelphia Presbytery Homes Project)	5.00	12/1/2047	1,000,000		901,280
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		987,434

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 11.8% (continued)
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	8,200,000		8,152,447
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (Meadowood Senior Living Project) Ser. A	5.00	12/1/2048	1,000,000		918,089
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (Waverly Heights Project)	5.00	12/1/2049	500,000		498,020
Pennsylvania, GO	4.00	3/1/2037	1,525,000		1,534,162
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Greed Bond) (Covanta Project)	3.25	8/1/2039	850,000	[c]	619,600
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges) (Insured; Assured Guaranteed Municipal Corp.)	5.00	12/31/2057	4,500,000		4,555,756
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Presbyterian Homes Obligated Group)	4.00	7/1/2033	1,750,000		1,670,341
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2034	1,000,000		1,002,848
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	10/15/2041	275,000		257,279
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	10/15/2036	1,250,000		1,342,341
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding	5.00	11/1/2031	1,000,000		1,018,629
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2035	1,750,000		1,802,998

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 11.8% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2041	1,000,000	1,016,747
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2045	1,500,000	1,502,425
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2030	1,000,000	1,017,672
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.25	12/1/2052	1,000,000	1,075,620
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2036	1,305,000	1,341,532
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	3,000,000	3,158,747
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Ser. B	5.25	12/1/2048	5,000,000	5,193,234
Philadelphia, GO, Ser. A	4.00	5/1/2042	1,500,000	1,425,426
Philadelphia Airport, Revenue Bonds, Refunding	5.00	7/1/2031	1,000,000	1,080,143
Philadelphia Airport, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2047	5,040,000	5,131,309
Philadelphia Airport, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2035	2,000,000	2,013,832
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2047	1,500,000	1,511,449
Philadelphia Gas Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	8/1/2045	1,000,000	943,358
Philadelphia Gas Works Co., Revenue Bonds, Refunding	5.00	8/1/2031	1,000,000	1,024,591
Philadelphia Gas Works Co., Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	8/1/2037	1,290,000	1,265,034
Philadelphia Industrial Development Authority, Revenue Bonds (Housing-University Square Apartments Project)	5.00	12/1/2037	1,230,000	1,249,503

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 11.8% (continued)
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2045	1,000,000	861,054
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Thomas Jefferson University) Ser. A	5.00	9/1/2047	1,000,000	1,004,206
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding, Ser. 2015	5.00	4/1/2045	1,500,000	1,512,971
Philadelphia Water & Wastewater, Revenue Bonds, Ser. C	5.50	6/1/2052	2,000,000	2,160,358
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2035	1,000,000	1,107,845
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured: Assured Guaranty Municipal Corp.) Ser. B	4.00	9/1/2034	1,305,000	1,320,015
Quaker Valley School District, GO, Refunding (Insured; State Aid Withholding)	5.00	10/1/2035	350,000	390,166
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (WellSpan Health Obligated Group)	5.00	6/1/2044	1,000,000	1,027,338
State Public School Building Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2032	1,525,000	1,584,063
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2040	2,000,000	2,049,522
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2037	1,000,000	955,368
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2036	1,000,000	980,257
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2044	9,500,000	9,810,875
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2038	1,000,000	1,043,660

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 11.8% (continued)
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. B	5.00	9/1/2043	1,000,000	1,035,871
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2038	995,000	1,009,806
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2035	3,500,000	3,573,678
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2026	5,000	[e] 5,269
Westmoreland County Municipal Authority, Revenue Bonds, Refunding (Insured; Build America Mutual)	5.00	8/15/2042	1,000,000	1,010,096
Wilkes-Barre Finance Authority, Revenue Bonds, Refunding (University of Scranton) Ser. A	5.00	11/1/2034	1,000,000	1,025,141
				135,730,627
South Carolina - 2.8%
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2029	3,175,000	3,406,104
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2047	5,500,000	5,162,056
South Carolina Ports Authority, Revenue Bonds, Ser. A	5.00	7/1/2044	10,380,000	10,791,961
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)	5.13	12/1/2043	7,500,000	7,500,573
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	5,000,000	4,340,213
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2025	800,000	822,409
				32,023,316
South Dakota - .2%
South Dakota Housing Development Authority, Revenue Bonds, Refunding, Ser. A	3.75	11/1/2050	2,790,000	2,737,624

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Tennessee - 1.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds (Belmont University)	5.25	5/1/2053	3,500,000		3,690,583
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds, Refunding (Lipscomb University Project)	5.00	10/1/2036	1,000,000		998,042
Tennergy Corp., Revenue Bonds, Ser. A	4.00	9/1/2028	4,000,000	[a]	3,919,276
Tennessee Energy Acquisition Corp., Revenue Bonds	4.00	11/1/2025	2,700,000	[a]	2,669,334
Tennessee Housing Development Agency, Revenue Bonds, Refunding, Ser. 3A	3.50	7/1/2050	1,195,000		1,163,685
				12,440,920
Texas - 5.1%
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. C	5.00	8/15/2031	2,500,000		2,516,122
Corpus Christi Utility System, Revenue Bonds, Refunding, Ser. A	4.00	7/15/2037	1,250,000		1,238,358
Dallas Area Rapid Transit, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2051	3,550,000		3,231,403
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2035	2,000,000		2,026,050
Garland Electric Utility System, Revenue Bonds, Refunding	5.00	3/1/2044	2,500,000		2,586,079
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	5,000,000		4,525,431
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/1/2053	3,010,000		3,150,812
Houston Airport System, Revenue Bonds, Refunding, Ser. D	5.00	7/1/2039	4,000,000		4,166,508
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	2,540,000		2,332,480
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.)	5.00	5/15/2046	3,750,000		3,908,951
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.)	5.00	5/15/2046	3,800,000		3,862,404

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Texas - 5.1% (continued)
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.) Ser. A	4.00	5/15/2049	1,500,000		1,305,268
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,150,000	[c]	3,078,346
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	105,000		105,046
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	5,815,000		5,855,043
Plano Independent School District, GO	5.00	2/15/2043	1,500,000		1,613,959
San Antonio Texas Electric & Gas Systems, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2037	1,750,000		1,901,978
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Obligated Group) Ser. A	5.00	11/15/2045	2,500,000		2,538,111
Texas Department of Housing & Community Affairs, Revenue Bonds (Insured; Government National Mortgage Association) Ser. A	3.50	3/1/2051	1,655,000		1,605,472
Texas Department of Housing & Community Affairs, Revenue Bonds (Insured; Government National Mortgage Association) Ser. A	3.50	7/1/2052	1,950,000		1,887,885
Texas Public Finance Authority, Revenue Bonds, Refunding	4.00	2/1/2036	2,675,000		2,710,790
West Harris County Regional Water Authority, Revenue Bonds, Refunding	4.00	12/15/2045	2,750,000		2,490,685
				58,637,181
U.S. Related - 1.1%
Children's Trust Fund, Revenue Bonds, Refunding, Ser. A	0.00	5/15/2050	17,000,000	[g]	3,082,253
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	8,204,781		8,680,990
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	1,000,000		1,042,955
				12,806,198
Utah - .4%
Salt Lake City Airport, Revenue Bonds, Ser. B	5.00	7/1/2037	1,000,000		1,035,280

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Utah - .4% (continued)
Salt Lake City Airport, Revenue Bonds, Ser. B	5.00	7/1/2036	1,350,000	1,404,380
Utah Charter School Finance Authority, Revenue Bonds	5.00	10/15/2043	1,150,000	1,159,053
Utah Telecommunication Open Infrastructure Agency, Revenue Bonds, Refunding	4.38	6/1/2040	1,500,000	1,504,684
				5,103,397
Virginia - .9%
Fairfax County, Revenue Bonds, Refunding, Ser. B	3.00	7/15/2036	3,585,000	3,235,637
Virginia College Building Authority, Revenue Bonds	4.00	2/1/2036	2,015,000	2,050,997
Virginia Public Building Authority, Revenue Bonds, Ser. C	5.00	8/1/2030	2,430,000	2,521,836
Williamsburg Economic Development Authority, Revenue Bonds (William & Mary Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/1/2048	1,220,000	1,143,208
Winchester Economic Development Authority, Revenue Bonds, Refunding (Valley Health System Obligated Group)	5.00	1/1/2035	1,560,000	1,599,021
				10,550,699
Washington - 1.7%
Energy Northwest, Revenue Bonds, Refunding (Columbia Generating Station)	5.00	7/1/2040	2,750,000	2,981,710
Grant County Public Utility District No. 2, Revenue Bonds, Refunding, Ser. R	2.00	12/1/2025	3,500,000	[a] 3,344,021
Washington, GO, Ser. B	5.00	2/1/2048	4,870,000	5,224,832
Washington Convention Center Public Facilities District, Revenue Bonds, Ser. B	4.00	7/1/2058	3,400,000	2,851,206
Washington Health Care Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2042	2,500,000	2,396,123
Washington Housing Finance Commission, Revenue Bonds, Ser. A1	3.50	12/20/2035	1,934,144	1,752,508
Washington State Housing Finance Commission, Revenue Bonds (Emerald Heights Project) Refunding, Ser. A	5.00	7/1/2043	1,000,000	1,009,165
				19,559,565

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Wisconsin - 1.9%
Public Finance Authority, Revenue Bonds (KU Campus Development Corp. Project)	5.00	3/1/2035	7,000,000	7,185,807
Public Finance Authority, Revenue Bonds, Refunding (Duke Energy Progress) Ser. B	4.00	10/1/2030	5,645,000	[a] 5,642,570
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center) Ser. A	5.00	6/1/2040	4,000,000	4,020,434
Public Finance Authority, Revenue Bonds, Refunding (WakeMed Hospital Obligated Group) Ser. A	5.00	10/1/2044	1,610,000	1,635,302
Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2052	1,500,000	1,528,579
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group)	5.00	7/29/2026	2,000,000	[a] 2,077,765
				22,090,457
Total Long-Term Municipal Investments (cost $1,201,071,834)			1,134,472,447
Total Investments (cost $1,204,138,632)			98.9%	1,137,020,340
Cash and Receivables (Net)			1.1%	12,429,321
Net Assets			100.0%	1,149,449,661

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $25,631,388 or 2.23% of net assets.

d The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Security issued with a zero coupon. Income is recognized through the accretion of discount.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	16.1
General	13.6
Education	9.8
Transportation	8.8
Airport	8.1
Water	6.7
General Obligation	6.3
Power	6.2
Nursing Homes	4.1
Tobacco Settlement	3.8
School District	3.8
Single Family Housing	3.7
Development	3.7
Multifamily Housing	1.3
Utilities	1.2
Student Loan	.6
Special Tax	.4
Bond Bank	.2
Facilities	.2
Prerefunded	.2
Housing	.1
Pollution	.0
98.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
TSFR	Term Secured Overnight Financing Rate	U.S. T-BILL	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,204,138,632	1,137,020,340
Cash		659,133
Interest receivable		13,275,707
Receivable for shares of Common Stock subscribed		1,228,074
Prepaid expenses		60,038
		1,152,243,292
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		641,690
Payable for shares of Common Stock redeemed		1,955,997
Directors’ fees and expenses payable		42,900
Other accrued expenses		153,044
		2,793,631
Net Assets ($)		1,149,449,661
Composition of Net Assets ($):
Paid-in capital		1,242,795,958
Total distributable earnings (loss)		(93,346,297)
Net Assets ($)		1,149,449,661

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	443,674,792	6,104,386	453,065,570	10,177	246,594,736
Shares Outstanding	34,144,638	469,689	34,855,877	783.28	18,965,649
Net Asset Value Per Share ($)	12.99	13.00	13.00	12.99	13.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2023

Investment Income ($):
Interest Income	35,454,280
Expenses:
Management fee—Note 3(a)	4,733,115
Shareholder servicing costs—Note 3(c)	1,536,925
Registration fees	122,707
Professional fees	120,133
Directors’ fees and expenses—Note 3(d)	91,389
Prospectus and shareholders’ reports	55,315
Distribution fees—Note 3(b)	48,987
Loan commitment fees—Note 2	26,753
Custodian fees—Note 3(c)	21,069
Chief Compliance Officer fees—Note 3(c)	19,196
Miscellaneous	65,043
Total Expenses	6,840,632
Less—reduction in expenses due to undertaking—Note 3(a)	(784,521)
Less—reduction in fees due to earnings credits—Note 3(c)	(87,590)
Net Expenses	5,968,521
Net Investment Income	29,485,759
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(16,247,487)
Net change in unrealized appreciation (depreciation) on investments	(3,290,652)
Net Realized and Unrealized Gain (Loss) on Investments	(19,538,139)
Net Increase in Net Assets Resulting from Operations	9,947,620

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2023	2022
Operations ($):
Net investment income	29,485,759	25,147,443
Net realized gain (loss) on investments	(16,247,487)	(5,410,155)
Net change in unrealized appreciation (depreciation) on investments	(3,290,652)	(133,718,936)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,947,620	(113,981,648)
Distributions ($):
Distributions to shareholders:
Class A	(10,299,705)	(7,850,986)
Class C	(116,201)	(139,658)
Class I	(13,431,474)	(16,296,732)
Class Y	(360)	(531)
Class Z	(5,637,046)	(3,350,029)
Total Distributions	(29,484,786)	(27,637,936)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	35,201,767	38,093,849
Class C	972,594	1,343,081
Class I	222,243,440	292,469,583
Class Z	2,337,082	1,733,655
Net assets received in connection with reorganization—Note 1	334,660,037	-
Distributions reinvested:
Class A	8,903,102	6,725,252
Class C	97,340	109,848
Class I	12,646,824	15,146,329
Class Y	130	507
Class Z	4,372,025	2,575,797
Cost of shares redeemed:
Class A	(82,878,050)	(83,484,431)
Class C	(3,457,892)	(4,295,727)
Class I	(296,116,606)	(524,005,046)
Class Y	(19,706)	(37)
Class Z	(28,237,478)	(16,808,128)
Increase (Decrease) in Net Assets from Capital Stock Transactions	210,724,609	(270,395,468)
Total Increase (Decrease) in Net Assets	191,187,443	(412,015,052)
Net Assets ($):
Beginning of Period	958,262,218	1,370,277,270
End of Period	1,149,449,661	958,262,218

	Year Ended August 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	2,708,689	2,748,497
Shares issued in connection with reorganization—Note 1	12,458,568	-
Shares issued for distributions reinvested	682,406	481,373
Shares redeemed	(6,339,930)	(5,998,408)
Net Increase (Decrease) in Shares Outstanding	9,509,733	(2,768,538)
Class Ca,b
Shares sold	74,957	97,869
Shares issued in connection with reorganization—Note 1	71,619	-
Shares issued for distributions reinvested	7,475	7,841
Shares redeemed	(265,733)	(310,906)
Net Increase (Decrease) in Shares Outstanding	(111,682)	(205,196)
Class Ia
Shares sold	17,028,202	20,962,190
Shares issued in connection with reorganization—Note 1	1,483,868	-
Shares issued for distributions reinvested	970,333	1,077,704
Shares redeemed	(22,763,956)	(37,731,922)
Net Increase (Decrease) in Shares Outstanding	(3,281,553)	(15,692,028)
Class Y
Shares issued in connection with reorganization—Note 1	710	-
Shares issued for distributions reinvested	10	36
Shares redeemed	(1,518)	(2)
Net Increase (Decrease) in Shares Outstanding	(798)	34
Class Z
Shares sold	178,356	121,859
Shares issued in connection with reorganization—Note 1	11,080,968	-
Shares issued for distributions reinvested	334,458	184,214
Shares redeemed	(2,156,847)	(1,201,718)
Net Increase (Decrease) in Shares Outstanding	9,436,935	(895,645)

[a]

During the period ended August 31, 2023, 2,511 Class A shares representing $33,199 were exchanged for 2,509 Class I shares and during the period ended August 31, 2022, 29,062 Class C shares representing $383,298 were exchanged for 29,074 Class I shares and 15,375 Class A shares representing $214,528 were exchanged for 15,369 Class I shares.

[b]	During the period ended August 31, 2023, 673 Class C shares representing $8,995 were automatically converted to 673 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.14	14.82	14.60	14.62	13.84
Investment Operations:
Net investment income[a]	.33	.28	.29	.33	.36
Net realized and unrealized gain (loss) on investments	(.15)	(1.65)	.22	.01	.78
Total from Investment Operations	.18	(1.37)	.51	.34	1.14
Distributions:
Dividends from net investment income	(.33)	(.28)	(.29)	(.33)	(.36)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	-
Total Distributions	(.33)	(.31)	(.29)	(.36)	(.36)
Net asset value, end of period	12.99	13.14	14.82	14.60	14.62
Total Return (%)[b]	1.49	(9.39)	3.49	2.40	8.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.93	.92	.93	.93
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.56	1.98	1.94	2.31	2.58
Portfolio Turnover Rate	17.22	14.94	5.65	20.01	17.80
Net Assets, end of period ($ x 1,000)	443,675	323,799	406,057	405,247	398,068

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended August 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.15	14.82	14.60	14.62	13.84
Investment Operations:
Net investment income[a]	.23	.17	.18	.23	.26
Net realized and unrealized gain (loss) on investments	(.15)	(1.64)	.22	.01	.78
Total from Investment Operations	.08	(1.47)	.40	.24	1.04
Distributions:
Dividends from net investment income	(.23)	(.17)	(.18)	(.23)	(.26)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	-
Total Distributions	(.23)	(.20)	(.18)	(.26)	(.26)
Net asset value, end of period	13.00	13.15	14.82	14.60	14.62
Total Return (%)[b]	.64	(10.00)	2.72	1.63	7.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.70	1.69	1.70	1.71
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.79	1.22	1.20	1.57	1.84
Portfolio Turnover Rate	17.22	14.94	5.65	20.01	17.80
Net Assets, end of period ($ x 1,000)	6,104	7,643	11,657	13,753	15,837

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.15	14.82	14.61	14.63	13.85
Investment Operations:
Net investment income[a]	.36	.31	.32	.37	.40
Net realized and unrealized gain (loss) on investments	(.15)	(1.64)	.21	.01	.78
Total from Investment Operations	.21	(1.33)	.53	.38	1.18
Distributions:
Dividends from net investment income	(.36)	(.31)	(.32)	(.37)	(.40)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	-
Total Distributions	(.36)	(.34)	(.32)	(.40)	(.40)
Net asset value, end of period	13.00	13.15	14.82	14.61	14.63
Total Return (%)	1.66	(9.09)	3.68	2.65	8.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.68	.67	.68	.68
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.79	2.20	2.19	2.55	2.83
Portfolio Turnover Rate	17.22	14.94	5.65	20.01	17.80
Net Assets, end of period ($ x 1,000)	453,066	501,481	797,982	647,477	462,545

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended August 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.15	14.82	14.61	14.63	13.85
Investment Operations:
Net investment income[a]	.37	.31	.32	.39	.40
Net realized and unrealized gain (loss) on investments	(.16)	(1.64)	.22	.00[b]	.78
Total from Investment Operations	.21	(1.33)	.54	.39	1.18
Distributions:
Dividends from net investment income	(.37)	(.31)	(.33)	(.38)	(.40)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	-
Total Distributions	(.37)	(.34)	(.33)	(.41)	(.40)
Net asset value, end of period	12.99	13.15	14.82	14.61	14.63
Total Return (%)	1.68	(9.08)	3.70	2.72	8.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.65	.85	.95	.65
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.78	2.24	2.20	2.55	2.88
Portfolio Turnover Rate	17.22	14.94	5.65	20.01	17.80
Net Assets, end of period ($ x 1,000)	10	21	23	22	1

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class Z Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.15	14.83	14.61	14.63	13.85
Investment Operations:
Net investment income[a]	.36	.31	.32	.37	.40
Net realized and unrealized gain (loss) on investments	(.15)	(1.65)	.22	.01	.77
Total from Investment Operations	.21	(1.34)	.54	.38	1.17
Distributions:
Dividends from net investment income	(.36)	(.31)	(.32)	(.37)	(.39)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	-
Total Distributions	(.36)	(.34)	(.32)	(.40)	(.39)
Net asset value, end of period	13.00	13.15	14.83	14.61	14.63
Total Return (%)	1.65	(9.18)	3.72	2.63	8.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.70	.69	.69	.69
Ratio of net expenses to average net assets	.46	.49	.48	.48	.47
Ratio of net investment income to average net assets	2.80	2.20	2.16	2.54	2.82
Portfolio Turnover Rate	17.22	14.94	5.65	20.01	17.80
Net Assets, end of period ($ x 1,000)	246,595	125,318	154,558	157,418	171,646

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon AMT-Free Municipal Bond Fund (the “fund”) is a separate diversified series of BNY Mellon Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

As of the close of business on January 27, 2023, pursuant to an Agreement and Plan of Reorganization (“Reorganization”) previously approved by the Company’s Board of Directors (the “Board”), all of the assets, subject to the liabilities, of BNY Mellon Connecticut Fund Class A, Class C, Class I, Class Y and Class Z shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C, Class I, Class Y and Class Z shares of Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Connecticut Fund Class A, Class C, Class I, Class Y and Class Z shares received Class A, Class C, Class I, Class Y and Class Z shares, respectively, of the fund, in an amount equal to the aggregate net asset value of their investment in the fund’s Class A, Class C, Class I, Class Y and Class Z shares at the time of the exchange. The net asset value of the fund’s Class A, Class C, Class I, Class Y and Class Z shares on the close of business on January 27, 2023, after the reorganization was $13.33 for Class A, $13.33 for Class C, $13.33 for Class I, $13.33 for Class Y, $13.34 Class Z shares, and a total of 6,295,523 Class A, 53,816 Class C, 1,483,868 Class I, 710 Class Y and 3,882,839 Class Z shares were issued to shareholders of BNY Mellon Connecticut Fund Class A, Class C, Class I, Class Y and Class Z shares in the exchange.

NOTES TO FINANCIAL STATEMENTS (continued)

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for BNY Mellon Connecticut Fund and the fund were as follows:

	Unrealized Appreciation Depreciation) ($)	Net Assets ($)
BNY Mellon AMT-Free Municipal Bond Fund	(28,541,059)	932,751,192
BNY Mellon Connecticut Fund	(6,993,603)	156,261,104

Assuming the merger had been completed on September 1, 2022, the fund’s pro forma results in the Statement of Operations during the period ended August 31, 2023 would be as follows:

Net investment income	$32,120,553 [1]
Net realized and unrealized gain (loss) on investments	$(18,036,414)[2]
Net increase (decrease) in net assets resulting from operations	$14,084,139

1 $29,485,759 as reported in the Statement of Operations, plus $2,634,794 BNY Mellon Connecticut Fund, pre-merger.

2 ($19,538,139) as reported in the Statement of Operations plus $1,501,725 BNY Mellon Connecticut Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of BNY Mellon Connecticut Fund that have been included in the fund’s Statement of Operations since January 27, 2023.

As of the close of business on January 27, 2023, pursuant to an Agreement and Plan of Reorganization (“Reorganization”) previously approved by the Board, all of the assets, subject to the liabilities, of BNY Mellon Massachusetts Fund Class A, Class C and Class Z shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C and Class Z shares of Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Massachusetts Fund Class A, Class C and Class Z shares received Class A, Class C and Class Z shares, respectively, of the fund, in an amount equal to the aggregate net asset value of their investment in the fund’s Class A, Class C and Class Z shares at the time of the exchange. The net asset value of the fund’s Class A, Class C and Class Z shares on the close of business on January 27, 2023, after the reorganization was $13.33 for Class A, $13.33 for Class C, $13.34 Class Z shares, and a total of 1,304,822 Class A, 673 Class C and 5,315,001 Class Z shares were issued to shareholders of BNY Mellon Massachusetts Fund Class A, Class C and Class Z shares in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for BNY Mellon Massachusetts Fund and the fund were as follows:

	Unrealized Appreciation Depreciation) ($)	Net Assets ($)
BNY Mellon AMT-Free Municipal Bond Fund	(28,541,059)	932,751,192
BNY Mellon Massachusetts Fund	(3,017,503)	88,294,595

Assuming the merger had been completed on September 1, 2022, the fund’s pro forma results in the Statement of Operations during the period ended August 31, 2023 would be as follows:

Net investment income	$31,106,140 [1]
Net realized and unrealized gain (loss) on investments	$(18,996,694) [2]
Net increase (decrease) in net assets resulting from operations	$12,109,446

1 $29,485,759 as reported in the Statement of Operations, plus $1,620,381 BNY Mellon Massachusetts Fund, pre-merger.

2 ($19,538,139) as reported in the Statement of Operations plus $541,445 BNY Mellon Massachusetts Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of BNY Mellon Massachusetts Fund that have been included in the fund’s Statement of Operations since January 27, 2023.

As of the close of business on January 27, 2023, pursuant to an Agreement and Plan of Reorganization (“Reorganization”) previously approved by the Board, all of the assets, subject to the liabilities, of BNY Mellon Pennsylvania Fund Class A, Class C and Class Z shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C and Class Z shares of Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Pennsylvania Fund Class A, Class C and Class Z shares received Class A, Class C and Class Z shares, respectively, of the fund, in an amount equal to the aggregate net asset value of their investment in the fund’s Class A, Class C and Class Z shares at the time of the exchange. The net asset value of the fund’s Class A, Class C and Class Z shares on the close of business on January 27, 2023, after the reorganization was $13.33 for Class A, $13.33 for Class C, $13.34 Class Z shares, and a total of 4,858,223 Class A, 17,130 Class C and 1,883,128 Class Z shares were issued to shareholders of BNY Mellon Pennsylvania Fund Class A, Class C and Class Z shares in the exchange.

NOTES TO FINANCIAL STATEMENTS (continued)

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for BNY Mellon Pennsylvania Fund and the fund were as follows:

	Unrealized Appreciation Depreciation) ($)	Net Assets ($)
BNY Mellon AMT-Free Municipal Bond Fund	(28,541,059)	932,751,192
BNY Mellon Pennsylvania Fund	(4,012,683)	90,104,338

Assuming the merger had been completed on September 1, 2022, the fund’s pro forma results in the Statement of Operations during the period ended August 31, 2023 would be as follows:

Net investment income	$31,038,763 [1]
Net realized and unrealized gain (loss) on investments	$(18,896,813) [2]
Net increase (decrease) in net assets resulting from operations	$12,141,950

1 $29,485,759 as reported in the Statement of Operations, plus $1,553,004 BNY Mellon Pennsylvania Fund, pre-merger.

2 ($19,538,139) as reported in the Statement of Operations plus $641,326 BNY Mellon Pennsylvania Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of BNY Mellon Pennsylvania Fund that have been included in the fund’s Statement of Operations since January 27, 2023.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (200 million shares authorized), Class I (200 million shares authorized), Class Y (100 million shares authorized) and Class Z (400 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

NOTES TO FINANCIAL STATEMENTS (continued)

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type;

indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	2,547,893	-	2,547,893
Municipal Securities	-	1,134,472,447	-	1,134,472,447

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $989,121, accumulated capital losses $26,778,617 and unrealized depreciation $67,556,801.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. The fund has $8,528,569 of short-term capital losses and $18,250,048 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows: tax-exempt income $29,484,786 and $25,109,035 and long-term capital gains $0 and $2,528,901, respectively.

During the period ended August 31, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryovers from fund mergers, the fund decreased total distributable earnings (loss) by $4,597,264 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be

NOTES TO FINANCIAL STATEMENTS (continued)

utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Effective January 1, 2023, the fund’s management fee was reduced from an annual rate of .60% to an annual rate of .35% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from September 1, 2022 through December 30, 2023 to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $784,521 during the period ended August 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the the Sub-Adviser a monthly fee at an annual rate of .168% of the value of the fund’s average daily net assets. Effective January 1, 2023, the fund’s sub-adviser fees was reduced from an annual rate of .288% to an annual rate of .168% of the value of the fund’s average daily net assets.

During the period ended August 31, 2023, the Distributor retained $3,575 from commissions earned on sales of the fund’s Class A shares, $9,802 and $109 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2023, Class C shares were charged $48,987 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2023, Class A and Class C shares were charged $1,007,183 and $16,329, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2023, Class Z shares were charged $33,029 pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are

NOTES TO FINANCIAL STATEMENTS (continued)

related to fund subscriptions and redemptions. During the period ended August 31, 2023, the fund was charged $116,578 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $67,160.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2023, the fund was charged $21,069 pursuant to the custody agreement. These fees were partially offset by earnings credits of $20,430.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2023, the fund was charged $6,889 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2023, the fund was charged $19,196 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $518,599, Distribution Plan fees of $3,825, Shareholder Services Plan fees of $98,954, Custodian fees of $8,251, Chief Compliance Officer fees of $3,025 and Transfer Agent fees of $9,036.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2023, amounted to $186,958,302 and $294,871,989, respectively.

At August 31, 2023, the cost of investments for federal income tax purposes was $1,204,577,141; accordingly, accumulated net unrealized depreciation on investments was $67,556,801, consisting of $3,555,065, gross unrealized appreciation and $71,111,866 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon AMT-Free Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon AMT-Free Municipal Bond Fund (the “Fund”) (one of the funds constituting BNY Mellon Municipal Funds, Inc. (the “Company”)), including the statement of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Municipal Funds, Inc.) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 23, 2023

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Joni Evans (81)
Board Member (1991)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Alan H. Howard (63)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (72)
Board Member (1991)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (77)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

Gordon J. Davis (81)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 115 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon AMT-Free Municipal Bond Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMUAX Class C: DMUCX Class I: DMBIX Class Y: DMUYX Class Z: DRMBX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0319AR0823

BNY Mellon High Yield Municipal Bond Fund

ANNUAL REPORT August 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through August 31, 2023, as provided by Daniel Barton and Jeffrey Burger, Primary Portfolio Managers of Insight North America LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon High Yield Municipal Bond Fund’s (the “fund”) Class A shares achieved a −2.02% total return, Class C shares returned −2.88%, Class I shares returned −1.81%, Class Y shares returned −1.86% and Class Z shares returned −1.90%.1 The fund’s benchmark, the Bloomberg U.S. Municipal Bond Index (the “Index”), which, unlike the fund, does not include securities rated below investment grade, produced a total return of 1.70%.2

Municipal bonds posted minimal gains as they continued to recover from the sell-off of 2022. The fund lagged the Index mainly due to a relatively long duration and to positioning in certain sectors of revenue bonds.

The Fund’s Investment Approach

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal. To pursue its goals, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 50% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by the sub-adviser. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds. The fund may invest up to 50% of its assets in higher-quality municipal bonds rated AAA/Aaa to A, or the unrated equivalent as determined by the sub-adviser.

We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Municipal Bonds Benefit from Easing Inflation, Favorable Technicals

Early in the reporting period, the municipal bond market experienced volatility driven by economic uncertainty, high inflation and geopolitical risk. While employment remained strong, the outcome of the Federal Reserve’s (the “Fed”) tightening policy was uncertain, with investors fearing that an economic slowdown was becoming more likely. Toward the end of the period, inflation began to ease, and investors began to anticipate the end to the Fed’s rate hikes, resulting in an improvement in the market.

Inflation measures stayed near multidecade highs during the first part of the reporting period, and the Fed continued increasing the federal funds rate, raising it seven times between September 1, 2022, and August 31, 2023. Midway through the period, as pricing

2

pressures began to moderate, the Fed began to reduce these increases, hiking by just 25 basis points in February, March, May and July 2023. By the end of the period, the federal funds target rate was 5.25%–5.50%, up from 3.00%–3.25% at the start of the period.

Despite the higher rates, the U.S. economy surprised investors by continuing to avoid a long-anticipated recession. The economy posted respectable gains in the third and fourth quarters of 2022, and growth continued in the first quarter of 2023, with the economy expanding by 2.0% followed by 2.1% in the second quarter.

As a result of higher-than-expected inflation early in the period and the Fed’s efforts to combat it, municipal bond mutual funds experienced significant outflows through much of the reporting period. The need for fund managers to meet redemptions only added to the downward momentum.

But the market began to rebound as inflation abated, and as economic indicators suggested a recession was on the horizon. Investors also began to anticipate the end to the Fed’s rate-hiking cycle. For a time, the stalemate in Congress over the federal debt ceiling also gave investors pause as the outcome appeared uncertain. Nevertheless, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, buoyed the market.

Retail investors, however, who make up the bulk of municipal bond investors, have so far been reluctant to return to the market. Typically, after a sell-off, they return quickly, providing the market with support.

But tepid retail demand has been offset in part by relatively little new issuance. The need to issue new debt has been minimized somewhat by federal assistance offered in response to the pandemic. In addition, since municipal issuers use debt to fund capital projects, not operations, they have greater discretion about when they issue new debt, and high rates have made issuance less attractive. Finally, refundings have dropped off because the Tax Cut and Jobs Act of 2017 eliminated advance refunding, and today’s high rates make refunding less attractive.

In this improving environment, volatility has declined, and lower-quality credits, especially, have performed well, driven by excess yield and spread compression.

Duration Positioning and Certain Revenue Bonds Hindered Returns

The fund lagged the Index during the reporting period, due mostly to its comparatively long duration positioning. The fund’s overweight exposure to certain segments of revenue bonds also was a hindrance. Segments that detracted most included charter schools, continuing care and retirement centers and tobacco-backed bonds.

On a more positive note, the fund’s performance was aided by an overweight to certain revenue bond segments. These included transportation and airport bonds, which benefited from continuing recovery. An underweight position in housing and water & sewer bonds also contributed positively, as did an overweight to BBB rated bonds.

A Positive Outlook

We believe the Fed is approaching the “terminal rate” in its rate-hiking program, meaning that few, if any, additional rate hikes are likely, and that interest-rate pressures on

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

fixed-income markets should ease. We expect that markets will therefore experience less volatility in the coming months.

Also, the municipal bond market’s credit fundamentals remain strong, and the sell-off in 2022 made valuations attractive. We believe they remain relatively cheap, and technical factors are likely to boost prices in the coming months. That is, while supply has been relatively weak, we believe demand is likely to improve. We believe when retail investors, who make up the bulk of the market, return, flows into municipal bond mutual funds will improve, providing support to the market. September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. It does not include the maximum initial sales charge in the case of Class A shares, and the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Class I, Class Y and Class Z shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect an undertaking for the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. through December 31, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon High Yield Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon High Yield Municipal Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The fund invests primarily in municipal securities. The Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon High Yield Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon High Yield Municipal Bond Fund on 8/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The fund invests primarily in municipal securities. The Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	-6.40%	-1.01%	3.06%
without sales charge	-2.02%	-.10%	3.53%
Class C shares
with applicable redemption charge †	-3.82%	-.88%	2.74%
without redemption	-2.88%	-.88%	2.74%
Class I shares	-1.81%	.13%	3.78%
Class Y shares	-1.86%	.15%	3.80%
Class Z shares	-1.90%	.04%	3.66%
Bloomberg U.S. Municipal Bond Index	1.70%	1.52%	2.81%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Municipal Bond Fund from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.12	$9.06	$3.96	$3.75	$4.46
Ending value (after expenses)	$1,011.90	$1,007.00	$1,012.10	$1,012.30	$1,012.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.14	$9.10	$3.97	$3.77	$4.48
Ending value (after expenses)	$1,020.11	$1,016.18	$1,021.27	$1,021.48	$1,020.77
†

Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.79% for Class C, .78% for Class I, .74% for Class Y and .88% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,022,266)	3.63	5/20/2033	931,373		849,298

Long-Term Municipal Investments - 103.8%
Alabama - 3.9%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2031	1,850,000		1,961,527
Black Belt Energy Gas District, Revenue Bonds, Refunding	4.00	12/1/2031	3,000,000	[a]	2,926,667
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2027	1,000,000	[a]	989,429
Black Belt Energy Gas District, Revenue Bonds, Ser. B	5.25	12/1/2030	1,000,000	[a]	1,054,649
Jefferson County, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.60	10/1/2042	2,000,000	[b]	2,092,354
Southeast Energy Authority, A Cooperative District, Revenue Bonds (Project No. 2) Ser. B	4.00	12/1/2031	1,000,000	[a]	953,532
				9,978,158
Alaska - .9%
Northern Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/1/2050	2,500,000		2,210,707
Arizona - 7.4%
Arizona Industrial Development Authority, Revenue Bonds (Academics of Math & Science Project)	5.00	7/1/2054	1,000,000	[c]	889,584
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2050	1,600,000	[c]	1,184,093
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000		1,526,360
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2038	1,000,000		941,767

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Arizona - 7.4% (continued)
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	6.00	7/1/2051	1,000,000	[c,d]	100,000
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	2,725,000	[c,d]	272,500
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,390,635
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2048	1,600,000		1,483,018
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	1,000,000	[c]	1,004,038
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2038	2,250,000	[c]	2,332,499
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2054	1,000,000	[c]	860,195
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	700,000	[c]	613,601
Tempe Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village of Tempe) Ser. A	4.00	12/1/2046	2,000,000		1,481,729
The Phoenix Arizona Industrial Development Authority, Revenue Bonds (Legacy Traditional Schools Project) Ser. A	6.75	7/1/2044	1,000,000	[c]	1,010,533
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,250,000	[c]	2,028,898
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (Downtown Phoenix Student Housing) Ser. A	5.00	7/1/2042	1,500,000		1,505,631
				18,625,081

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Arkansas - 1.1%
Arkansas Development Finance Authority, Revenue Bonds (Green Bond) (U.S. Steel Corp.)	5.70	5/1/2053	2,650,000		2,661,184
California - 7.8%
California Community Choice Financing Authority, Revenue Bonds (Green Bond) (Clean Energy Project)	5.25	10/1/2031	1,500,000	[a]	1,555,816
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,805,000		1,637,427
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. B1	5.00	6/1/2049	535,000		540,691
California Municipal Finance Authority, Revenue Bonds (Green Bond) (Insured; Build America Mutual)	4.00	5/15/2046	3,450,000		3,122,635
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,000,000	[c]	915,624
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2056	750,000	[c]	644,408
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2051	500,000	[c]	436,637
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,000,000	[c]	2,004,475
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.25	12/1/2056	1,000,000	[c]	978,314
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B2	0.00	6/1/2066	23,000,000	[e]	2,287,200
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2052	1,500,000		1,484,650
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	4.05	5/1/2044	4,000,000	[c,f,g]	4,107,570
				19,715,447

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Colorado - 4.9%
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities & Services Obligated Group)	5.00	12/1/2048	1,500,000		1,411,852
Denver International Business Center Metropolitan District No.1, GO, Ser. B	6.00	12/1/2048	1,000,000		991,334
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	2,750,000		2,653,796
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	1,500,000		1,304,465
Hunters Overlook Metropolitan District No. 5, GO, Ser. A	5.00	12/1/2049	1,000,000		894,255
Hunters Overlook Metropolitan District No. 5, GO, Ser. A	5.00	12/1/2039	900,000		850,880
Rampart Range Metropolitan District No. 5, Revenue Bonds	4.00	12/1/2051	2,000,000		1,406,485
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	2.99	8/1/2044	2,200,000	[c,f,g]	2,362,814
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	3.25	12/15/2050	655,000		539,504
				12,415,385
Connecticut - .6%
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	1,500,000	[c]	1,503,023
District of Columbia - 2.1%
District of Columbia, Revenue Bonds (Ingleside Rock Creek Project) Ser. A	5.00	7/1/2052	2,000,000		1,631,269
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2049	4,090,000		3,692,457
				5,323,726
Florida - 4.5%
Florida Development Finance Corp., Revenue Bonds (Miami Arts Charter School Project) Ser. A	5.88	6/15/2034	1,250,000	[c]	1,088,104

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Florida - 4.5% (continued)
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Jacksonville University) Ser. A1	5.00	6/1/2048	1,500,000	[c]	1,323,573
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	1,000,000		1,004,687
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	1,400,000		870,403
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2039	1,000,000		993,449
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	2,000,000		1,562,362
St. Johns County Industrial Development Authority, Revenue Bonds, Refunding (Vicars Landing Project)	4.00	12/15/2041	500,000		392,684
St. Johns County Industrial Development Authority, Revenue Bonds, Refunding (Vicars Landing Project)	4.00	12/15/2046	1,000,000		739,665
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	0.01	10/1/2049	2,280,000	[c,f,g]	2,074,021
Tender Option Bond Trust Receipts (Series 2022-XF1385), (Fort Myers FL Utility, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	1.06	10/1/2044	1,500,000	[c,f,g]	1,427,713
				11,476,661
Georgia - 2.9%
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	1,225,000		1,252,314
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,000,000		1,010,707

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Georgia - 2.9% (continued)
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	4.66	1/1/2056	1,850,000	[c,f,g]	1,869,465
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	1.44	7/1/2044	3,180,000	[c,f,g]	3,278,380
				7,410,866
Idaho - .9%
Spring Valley Community Infrastructure District No. 1, Special Assessment Bonds	3.75	9/1/2051	3,000,000	[c]	2,287,144
Illinois - 8.0%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2033	1,000,000		1,028,638
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	500,000		516,683
Chicago Board of Education, GO, Ser. A	5.00	12/1/2047	1,500,000		1,479,148
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	1,000,000		974,480
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		2,016,059
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	1,000,000		1,054,362
Chicago II Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	1,000,000		1,005,177
Chicago O'Hare International Airport, Revenue Bonds, Ser. A	5.50	1/1/2055	2,000,000		2,101,927
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,031,670
Illinois, GO, Ser. B	4.50	5/1/2048	500,000		479,863
Illinois Finance Authority, Revenue Bonds, Refunding (Lutheran Life Communities Obligated Group) Ser. A	5.00	11/1/2049	2,100,000		1,683,878
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University of Medicine & Science)	5.00	8/1/2036	1,075,000		1,086,842

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Illinois - 8.0% (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	1,000,000		1,003,045
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual)	4.00	10/1/2043	1,000,000		903,716
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2038	1,400,000		1,359,009
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	850,000		810,744
The Illinois Sports Facilities Authority, Revenue Bonds, Refunding (Insured; Build America Mutual)	5.00	6/15/2030	1,500,000		1,559,736
				20,094,977
Indiana - 1.0%
Indiana Finance Authority, Revenue Bonds (Green Bond)	7.00	3/1/2039	3,425,000	[c]	2,554,960
Iowa - .9%
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2046	3,500,000		2,329,271
Kansas - .1%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	150,000		141,762
Kentucky - 1.0%
Henderson, Revenue Bonds (Pratt Paper Project) Ser. A	4.70	1/1/2052	850,000	[c]	802,935
Louisville & Jefferson County Metropolitan Government, Revenue Bonds (Norton Healthcare Inc.) Ser. D	5.00	10/1/2029	1,000,000	[a]	1,053,859
Paducah Electric Plant Board, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2035	750,000		772,823
				2,629,617
Louisiana - .5%
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	240,000	[h]	253,126
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.20	7/1/2026	1,000,000	[a]	942,179
				1,195,305

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Maryland - .9%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2055	1,000,000	1,002,695
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2052	1,375,000	1,380,907
				2,383,602
Massachusetts - .9%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	1,750,000	1,607,504
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2040	650,000	631,356
				2,238,860
Michigan - 2.4%
Detroit, GO, Ser. A	5.00	4/1/2046	1,000,000	982,307
Detroit, GO, Ser. C	6.00	5/1/2043	500,000	550,139
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	114,680,000	[e] 4,623,106
				6,155,552
Missouri - 1.9%
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2036	1,000,000	990,842
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2042	1,000,000	955,902
The St. Louis Missouri Industrial Development Authority, Revenue Bonds, Refunding (Ballpark Village Development Project) Ser. A	4.75	11/15/2047	2,500,000	1,807,859
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	1,200,000	1,118,282
				4,872,885
Nevada - 1.0%
North Las Vegas, Special Assessment Bonds (Valley Vista Special Improvement District)	4.63	6/1/2049	940,000	846,486

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Nevada - 1.0% (continued)
North Las Vegas, Special Assessment Bonds (Valley Vista Special Improvement District)	4.63	6/1/2043	470,000		434,674
Reno, Revenue Bonds, Refunding, Ser. D	0.00	7/1/2058	13,000,000	[c,e]	1,305,745
				2,586,905
New Hampshire - .3%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2041	1,000,000		821,076
New Jersey - 4.3%
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2039	825,000	[c]	779,298
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.13	9/15/2023	275,000		275,008
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2031	2,475,000		2,627,958
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	4,000,000		4,016,260
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	780,000		794,092
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	350,000		361,518
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	1,975,000		1,943,218
				10,797,352
New York - 8.1%
New York Convention Center Development Corp., Revenue Bonds, Ser. B	0.00	11/15/2042	10,815,000	[e]	3,940,399
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	2,000,000		1,886,162
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2032	1,000,000		1,030,657
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2039	2,000,000		2,064,088

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
New York - 8.1% (continued)
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2036	1,750,000		1,839,304
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	2,000,000		1,999,978
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2033	1,200,000		1,205,218
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	2.22	11/15/2047	3,000,000	[c,f,g]	2,816,075
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	2,335,000		2,176,584
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	1,700,000	[c]	1,379,639
				20,338,104
North Carolina - 1.6%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	4,500,000		3,071,784
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,000,000		919,145
				3,990,929
Ohio - 2.9%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	4,700,000		4,302,737
Centerville, Revenue Bonds, Refunding (Graceworks Lutheran Services Obligated Group)	5.25	11/1/2047	1,200,000		1,032,660

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Ohio - 2.9% (continued)
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	1,000,000		960,746
Franklin County Convention Facilities Authority, Revenue Bonds (GRTR Columbus Convention Center)	5.00	12/1/2044	1,250,000		1,148,272
				7,444,415
Oklahoma - 1.0%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. B	5.50	8/15/2057	1,500,000		1,420,683
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Project)	5.25	11/15/2037	1,000,000		1,001,037
				2,421,720
Oregon - 1.6%
Clackamas County Hospital Facility Authority, Revenue Bonds, Refunding (Willamette View Obligated Group) Ser. A	5.00	11/15/2047	1,500,000		1,320,089
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Capital Manor Project)	4.00	5/15/2047	1,000,000		761,189
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	600,000	[c]	632,251
Yamhill County Hospital Authority, Revenue Bonds, Refunding (Friendsview Manor Obligated Group) Ser. A	5.00	11/15/2056	1,970,000		1,442,671
				4,156,200
Pennsylvania - 3.5%
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,500,000	[c]	1,485,543
Chester County Industrial Development Authority, Special Assessment Bonds (Woodlands at Graystone Project)	5.13	3/1/2048	837,000	[c]	769,127
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,000,000		1,009,344

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Pennsylvania - 3.5% (continued)
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Brethren Village Project)	5.25	7/1/2041	1,000,000		905,285
Lancaster Industrial Development Authority, Revenue Bonds, Refunding (Landis Homes Obligated Group)	4.00	7/1/2051	1,500,000		1,093,221
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	2,270,000	[a]	2,039,672
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Greed Bond) (Covanta Project)	3.25	8/1/2039	850,000	[c]	619,600
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding	5.00	11/1/2033	1,000,000		1,017,999
				8,939,791
Rhode Island - .5%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2030	1,175,000		1,253,165
South Carolina - .6%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. E	5.25	12/1/2055	1,400,000		1,404,557
South Dakota - 1.0%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate (%) 5.00	6.56	7/1/2046	2,400,000	[c,f,g]	2,409,741
Texas - 9.1%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,052,855
Brazos Higher Education Authority, Revenue Bonds, Ser. 1A	5.00	4/1/2027	1,210,000		1,243,421
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. A	5.75	8/15/2045	1,500,000		1,449,198

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Texas - 9.1% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	3,950,000		3,950,905
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranteed Municipal Corp.) Ser. B	4.25	7/1/2053	1,300,000		1,236,542
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. A	6.50	7/15/2030	1,500,000		1,504,112
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	2,250,000	[c]	2,198,819
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Westminster Manor Project)	5.00	11/1/2040	2,070,000		1,995,928
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Westminster Project)	4.00	11/1/2055	1,250,000		938,298
Port Beaumont Navigation District, Revenue Bonds	3.00	1/1/2050	1,000,000	[c]	574,165
San Antonio Education Facilities Corp., Revenue Bonds, Refunding (University of The Incarnate Word)	4.00	4/1/2051	1,750,000		1,393,116
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (MRC Stevenson Oaks Project)	6.75	11/15/2051	1,000,000		896,371
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.50	12/31/2058	2,000,000		2,119,388
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,000,000		995,267
Waxahachie Independent School District, GO, (Insured; Permanent School Fund Guarantee Program)	4.25	2/15/2053	1,500,000		1,454,946
				23,003,331
U.S. Related - 4.2%
Puerto Rico, GO, Ser. A	0.00	7/1/2024	47,047	[e]	45,338
Puerto Rico, GO, Ser. A	0.00	7/1/2033	373,154	[e]	227,365
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	260,638		239,542
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	304,141		263,008

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
U.S. Related - 4.2% (continued)
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	289,963		271,516
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	223,696		201,260
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	316,303		263,315
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	322,938		329,081
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	320,013		333,759
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	1,264,821		1,338,232
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	305,783		330,730
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	4,031,000	[e]	2,608,656
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	4,344,000		4,125,087
				10,576,889
Virginia - 2.4%
Virginia College Building Authority, Revenue Bonds (Green Bond) (Marymount University Project)	5.00	7/1/2045	500,000	[c]	460,667
Virginia College Building Authority, Revenue Bonds, Refunding (Marymount University Project) Ser. A	5.00	7/1/2045	1,000,000	[c]	921,335
Virginia Small Business Financing Authority, Revenue Bonds (Covanta Project)	5.00	7/1/2038	750,000	[a,c]	692,222
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	4,500,000		3,893,411
				5,967,635
Washington - 2.9%
Washington Convention Center Public Facilities District, Revenue Bonds, Ser. B	4.00	7/1/2058	4,000,000		3,354,360
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	1,120,000	[c]	846,536
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2046	1,680,000	[c]	1,315,802
Washington Housing Finance Commission, Revenue Bonds, Ser. A1	3.50	12/20/2035	1,934,144		1,752,508
				7,269,206

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.8% (continued)
Wisconsin - 4.2%
Public Finance Authority, Revenue Bonds (Appalachian State University Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/1/2045	1,850,000		1,695,622
Public Finance Authority, Revenue Bonds (Cone Health) Ser. A	5.00	10/1/2052	1,500,000		1,528,579
Public Finance Authority, Revenue Bonds (Roseman University of Health Sciences)	5.00	4/1/2050	1,750,000	[c]	1,576,662
Public Finance Authority, Revenue Bonds (Roseman University of Health Sciences)	5.00	4/1/2030	100,000	[c,h]	111,379
Public Finance Authority, Revenue Bonds (Southminster Obligated Group)	5.00	10/1/2043	2,000,000	[c]	1,768,325
Public Finance Authority, Revenue Bonds (WFCS Holdings) Ser. A1	5.00	1/1/2055	2,000,000	[c]	1,556,114
Public Finance Authority, Revenue Bonds (WFCS Portfolio Project) Ser. A1	5.00	1/1/2056	1,000,000	[c]	767,793
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods At Marylhurst Obligated Group)	5.25	5/15/2037	625,000	[c]	605,961
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2046	1,250,000		979,641
				10,590,076
Total Long-Term Municipal Investments (cost $296,471,476)			262,175,265
Total Investments (cost $297,493,742)			104.1%	263,024,563
Liabilities, Less Cash and Receivables			(4.1%)	(10,435,545)
Net Assets			100.0%	252,589,018

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $65,547,900 or 25.95% of net assets.

d Non-income producing—security in default.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

g Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

h These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

23

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Nursing Homes	15.4
General	14.6
Education	14.4
Development	11.4
Transportation	8.6
Tobacco Settlement	8.3
Medical	6.4
Airport	6.1
Water	3.7
School District	3.0
General Obligation	2.7
Housing	2.5
Power	2.2
Student Loan	2.0
Special Tax	1.4
Multifamily Housing	1.0
Utilities	.3
Prerefunded	.1
104.1

† Based on net assets.

See notes to financial statements.

24

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
TSFR	Term Secured Overnight Financing Rate	U.S. T-BILL	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	297,493,742	263,024,563
Cash		1,322,104
Interest receivable		3,146,221
Receivable for shares of Common Stock subscribed		542,753
Prepaid expenses		50,256
		268,085,897
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		139,289
Payable for inverse floater notes issued—Note 4		14,435,000
Payable for shares of Common Stock redeemed		691,750
Interest and expense payable related to inverse floater notes issued—Note 4		144,123
Directors’ fees and expenses payable		1,937
Other accrued expenses		84,780
		15,496,879
Net Assets ($)		252,589,018
Composition of Net Assets ($):
Paid-in capital		319,100,652
Total distributable earnings (loss)		(66,511,634)
Net Assets ($)		252,589,018

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	83,754,837	7,511,293	125,016,838	1,664,186	34,641,864
Shares Outstanding	7,986,688	716,550	11,941,637	158,769	3,309,517
Net Asset Value Per Share ($)	10.49	10.48	10.47	10.48	10.47

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended August 31, 2023

Investment Income ($):
Interest Income	12,517,193
Expenses:
Management fee—Note 3(a)	1,196,172
Interest and expense related to inverse floater notes issued—Note 4	473,229
Shareholder servicing costs—Note 3(c)	382,964
Distribution/Service Plan fees—Note 3(b)	113,466
Professional fees	89,892
Registration fees	87,417
Directors’ fees and expenses—Note 3(d)	28,870
Chief Compliance Officer fees—Note 3(c)	19,196
Prospectus and shareholders’ reports	17,245
Loan commitment fees—Note 2	6,869
Custodian fees—Note 3(c)	5,438
Miscellaneous	34,000
Total Expenses	2,454,758
Less—reduction in fees due to earnings credits—Note 3(c)	(15,007)
Net Expenses	2,439,751
Net Investment Income	10,077,442
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(11,309,287)
Net change in unrealized appreciation (depreciation) on investments	(6,605,512)
Net Realized and Unrealized Gain (Loss) on Investments	(17,914,799)
Net (Decrease) in Net Assets Resulting from Operations	(7,837,357)

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2023	2022
Operations ($):
Net investment income	10,077,442	10,991,682
Net realized gain (loss) on investments	(11,309,287)	(5,867,172)
Net change in unrealized appreciation (depreciation) on investments	(6,605,512)	(59,956,790)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,837,357)	(54,832,280)
Distributions ($):
Distributions to shareholders:
Class A	(3,804,963)	(4,450,389)
Class C	(252,236)	(273,950)
Class I	(4,464,196)	(4,713,906)
Class Y	(76,314)	(62,038)
Class Z	(1,430,315)	(1,450,617)
Total Distributions	(10,028,024)	(10,950,900)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	23,912,068	61,835,052
Class C	900,626	1,319,558
Class I	84,345,027	110,314,255
Class Y	934,456	2,167,735
Class Z	733,770	2,548,899
Distributions reinvested:
Class A	3,487,688	4,069,794
Class C	252,208	273,664
Class I	4,408,045	4,596,838
Class Y	76,190	58,306
Class Z	1,092,970	1,137,880
Cost of shares redeemed:
Class A	(70,061,398)	(56,469,318)
Class C	(3,326,475)	(3,547,677)
Class I	(82,898,811)	(127,854,319)
Class Y	(1,486,654)	(427,035)
Class Z	(6,326,618)	(7,743,852)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(43,956,908)	(7,720,220)
Total Increase (Decrease) in Net Assets	(61,822,289)	(73,503,400)
Net Assets ($):
Beginning of Period	314,411,307	387,914,707
End of Period	252,589,018	314,411,307

28

	Year Ended August 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	2,245,819	4,982,143
Shares issued for distributions reinvested	330,182	337,605
Shares redeemed	(6,585,762)	(4,711,064)
Net Increase (Decrease) in Shares Outstanding	(4,009,761)	608,684
Class C
Shares sold	84,045	102,666
Shares issued for distributions reinvested	23,872	22,667
Shares redeemed	(313,396)	(296,093)
Net Increase (Decrease) in Shares Outstanding	(205,479)	(170,760)
Class Ia
Shares sold	7,909,270	9,306,044
Shares issued for distributions reinvested	417,746	380,285
Shares redeemed	(7,848,853)	(10,966,126)
Net Increase (Decrease) in Shares Outstanding	478,163	(1,279,797)
Class Y
Shares sold	88,310	168,508
Shares issued for distributions reinvested	7,210	4,953
Shares redeemed	(135,918)	(37,576)
Net Increase (Decrease) in Shares Outstanding	(40,398)	135,885
Class Z
Shares sold	68,841	220,379
Shares issued for distributions reinvested	103,578	94,188
Shares redeemed	(601,098)	(650,275)
Net Increase (Decrease) in Shares Outstanding	(428,679)	(335,708)

[a]	During the period ended August 31, 2023, 31,795 Class A shares representing $333,307 were exchanged for 31,856 Class I shares.
See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.11	13.23	12.40	12.92	12.49
Investment Operations:
Net investment income [a]	.39	.36	.40	.41	.47
Net realized and unrealized gain (loss) on investments	(.62)	(2.12)	.83	(.51)	.43
Total from Investment Operations	(.23)	(1.76)	1.23	(.10)	.90
Distributions:
Dividends from net investment income	(.39)	(.36)	(.40)	(.42)	(.46)
Dividends from net realized gain on investments	-	-	-	-	(.01)
Total Distributions	(.39)	(.36)	(.40)	(.42)	(.47)
Net asset value, end of period	10.49	11.11	13.23	12.40	12.92
Total Return (%)[b]	(2.02)	(13.48)	10.07	(.72)	7.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	.85	.85	.92	.86
Ratio of net expenses to average net assets	1.01	.85	.85	.92	.86
Ratio of interest and expense related to inverse floater notes issued to average net assets	.18	.04	.03	.09	.01
Ratio of net investment income to average net assets	3.69	2.94	3.10	3.31	3.80
Portfolio Turnover Rate	17.06	21.25	10.03	69.21	39.68
Net Assets, end of period ($ x 1,000)	83,755	133,316	150,609	108,054	110,928

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

30

Class C Shares	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.11	13.22	12.39	12.92	12.49
Investment Operations:
Net investment income [a]	.31	.27	.30	.32	.38
Net realized and unrealized gain (loss) on investments	(.63)	(2.11)	.83	(.53)	.43
Total from Investment Operations	(.32)	(1.84)	1.13	(.21)	.81
Distributions:
Dividends from net investment income	(.31)	(.27)	(.30)	(.32)	(.37)
Dividends from net realized gain on investments	-	-	-	-	(.01)
Total Distributions	(.31)	(.27)	(.30)	(.32)	(.38)
Net asset value, end of period	10.48	11.11	13.22	12.39	12.92
Total Return (%)[b]	(2.88)	(14.09)	9.23	(1.55)	6.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80	1.63	1.62	1.68	1.63
Ratio of net expenses to average net assets	1.79	1.63	1.62	1.68	1.62
Ratio of interest and expense related to inverse floater notes issued to average net assets	.18	.04	.03	.09	.01
Ratio of net investment income to average net assets	2.92	2.17	2.33	2.55	3.05
Portfolio Turnover Rate	17.06	21.25	10.03	69.21	39.68
Net Assets, end of period ($ x 1,000)	7,511	10,242	14,447	16,167	18,748

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.09	13.20	12.38	12.90	12.47
Investment Operations:
Net investment income [a]	.42	.39	.43	.43	.50
Net realized and unrealized gain (loss) on investments	(.62)	(2.11)	.82	(.50)	.43
Total from Investment Operations	(.20)	(1.72)	1.25	(.07)	.93
Distributions:
Dividends from net investment income	(.42)	(.39)	(.43)	(.45)	(.49)
Dividends from net realized gain on investments	-	-	-	-	(.01)
Total Distributions	(.42)	(.39)	(.43)	(.45)	(.50)
Net asset value, end of period	10.47	11.09	13.20	12.38	12.90
Total Return (%)	(1.81)	(13.24)	10.25	(.49)	7.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.61	.62	.68	.62
Ratio of net expenses to average net assets	.78	.61	.62	.68	.62
Ratio of interest and expense related to inverse floater notes issued to average net assets	.18	.04	.03	.09	.01
Ratio of net investment income to average net assets	3.93	3.18	3.33	3.52	4.04
Portfolio Turnover Rate	17.06	21.25	10.03	69.21	39.68
Net Assets, end of period ($ x 1,000)	125,017	127,176	168,242	112,713	128,139

a Based on average shares outstanding.

See notes to financial statements.

32

Class Y Shares	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.11	13.22	12.39	12.91	12.48
Investment Operations:
Net investment income [a]	.42	.39	.43	.45	.51
Net realized and unrealized gain (loss) on investments	(.63)	(2.11)	.83	(.52)	.42
Total from Investment Operations	(.21)	(1.72)	1.26	(.07)	.93
Distributions:
Dividends from net investment income	(.42)	(.39)	(.43)	(.45)	(.49)
Dividends from net realized gain on investments	-	-	-	-	(.01)
Total Distributions	(.42)	(.39)	(.43)	(.45)	(.50)
Net asset value, end of period	10.48	11.11	13.22	12.39	12.91
Total Return (%)	(1.86)	(13.20)	10.35	(.47)	7.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.57	.60	.67	.59
Ratio of net expenses to average net assets	.75	.57	.60	.67	.59
Ratio of interest and expense related to inverse floater notes issued to average net assets	.18	.04	.03	.09	.01
Ratio of net investment income to average net assets	3.96	3.20	3.35	3.76	4.10
Portfolio Turnover Rate	17.06	21.25	10.03	69.21	39.68
Net Assets, end of period ($ x 1,000)	1,664	2,212	837	709	273

a Based on average shares outstanding.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

Class Z Shares	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.09	13.20	12.37	12.90	12.47
Investment Operations:
Net investment income [a]	.41	.38	.42	.43	.49
Net realized and unrealized gain (loss) on investments	(.62)	(2.11)	.83	(.52)	.43
Total from Investment Operations	(.21)	(1.73)	1.25	(.09)	.92
Distributions:
Dividends from net investment income	(.41)	(.38)	(.42)	(.44)	(.48)
Dividends from net realized gain on investments	-	-	-	-	(.01)
Total Distributions	(.41)	(.38)	(.42)	(.44)	(.49)
Net asset value, end of period	10.47	11.09	13.20	12.37	12.90
Total Return (%)	(1.90)	(13.33)	10.25	(.65)	7.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.73	.70	.76	.71
Ratio of net expenses to average net assets	.89	.73	.70	.76	.71
Ratio of interest and expense related to inverse floater notes issued to average net assets	.18	.04	.03	.09	.01
Ratio of net investment income to average net assets	3.82	3.07	3.25	3.49	3.96
Portfolio Turnover Rate	17.06	21.25	10.03	69.21	39.68
Net Assets, end of period ($ x 1,000)	34,642	41,466	53,781	50,938	53,498

a Based on average shares outstanding.

See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Municipal Bond Fund (the “fund”) is a separate diversified series of BNY Mellon Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek high current income exempt from federal income tax. As a secondary goal, the fund may seek capital appreciation to the extent consistent with its primary goal. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include

35

NOTES TO FINANCIAL STATEMENTS (continued)

the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

36

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair

37

NOTES TO FINANCIAL STATEMENTS (continued)

valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	849,298	-	849,298
Municipal Securities	-	262,175,265	-	262,175,265
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(14,435,000)	-	(14,435,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic

38

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price.

High Yield Securities Risk: High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

39

NOTES TO FINANCIAL STATEMENTS (continued)

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $404,154, accumulated capital losses $31,799,346 and unrealized depreciation $35,116,442.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. The fund has $13,401,155 of short-term capital losses and $18,398,191 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows: tax-exempt income $10,028,024 and $10,945,648, and ordinary income $0 and $5,252, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the

40

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2022 through December 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, Class C, Class I, Class Y and Class Z shares of the fund (including Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .95%, 1.68%, .68%, .67% and .76%, respectively, of the value of the fund’s average daily net assets. On or after December 31, 2023, the Adviser may terminate this expense limitation at any time. During the period ended August 31, 2023, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .216% of the value of the fund’s average daily net assets.

During the period ended August 31, 2023, the Distributor retained $1,354 from commissions earned on sales of the fund’s Class A shares and $13,856 and $266 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments

41

NOTES TO FINANCIAL STATEMENTS (continued)

are made. During the period ended August 31, 2023, Class C shares were charged $65,121 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of .25% of the value of the average daily net assets of Class Z shares. During the period ended August 31, 2023, Class Z shares were charged $48,345 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2023, Class A and Class C shares were charged $258,179 and $21,707, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2023, the fund was charged $20,578 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $9,894.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period

42

ended August 31, 2023, the fund was charged $5,438 pursuant to the custody agreement. These fees were partially offset by earnings credits of $5,113.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2023, the fund was charged $581 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2023, the fund was charged $19,196 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $105,062, Distribution Plan fees of $8,140, Shareholder Services Plan fees of $19,705, Custodian fees of $2,264, Chief Compliance Officer fees of $3,025 and Transfer Agent fees of $1,093.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2023, amounted to $44,419,813 and $82,269,619, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

43

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2023 was approximately $14,545,630, with a related weighted average annualized interest rate of 3.25%.

At August 31, 2023, the cost of investments for federal income tax purposes was $283,706,005; accordingly, accumulated net unrealized depreciation on investments was $35,116,442, consisting of $2,157,047 gross unrealized appreciation and $37,273,489 gross unrealized depreciation.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon High Yield Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Municipal Bond Fund (the “Fund”) (one of the funds constituting BNY Mellon Municipal Funds, Inc. (the “Company”)), including the statement of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Municipal Funds, Inc.) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 23, 2023

45

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023. as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

46

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

47

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Joni Evans (81)
Board Member (1991)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

48

Alan H. Howard (63)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (72)
Board Member (1991)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

49

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (77)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

Gordon J. Davis (81)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

50

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

51

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 115 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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53

For More Information

BNY Mellon High Yield Municipal Bond Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DHYAX Class C: DHYCX Class I: DYBIX Class Y: DHYYX Class Z: DHMBX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6165AR0823

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,408 in 2022 and $73,856 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $33,888 in 2022 and $50,761 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,685 in 2022 and $16,712 in 2023 These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $16,315 in 2022 and $16,315 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,149 in 2022 and $3,162 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,418,678 in 2022 and $1,606,446 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)